UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2017

Capital Preservation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	0.03%	0.01%	0.48%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Fund Characteristics

MARCH 31, 2017
Yields
7-Day Current Yield	0.20%
7-Day Effective Yield	0.20%

Portfolio at a Glance
Weighted Average Maturity	48 days
Weighted Average Life	91 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	49%
31-90 days	33%
91-180 days	18%
More than 180 days	0%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.30	$2.14	0.43%
Investor Class (before waiver)	$1,000	$1,000.30(2)	$2.39	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.79	$2.17	0.43%
Investor Class (before waiver)	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

MARCH 31, 2017

	Principal Amount/Shares	Value
U.S. TREASURY NOTES(1) — 33.3%
U.S. Treasury Notes, 0.50%, 4/30/17	$150,000,000	$149,996,227
U.S. Treasury Notes, 0.50%, 7/31/17	50,000,000	49,941,658
U.S. Treasury Notes, 2.375%, 7/31/17	50,000,000	50,251,163
U.S. Treasury Notes, VRN, 0.86%, 4/4/17	150,000,000	150,010,129
U.S. Treasury Notes, VRN, 0.86%, 4/4/17	165,000,000	165,030,056
U.S. Treasury Notes, VRN, 0.95%, 4/4/17	10,000,000	9,998,408
U.S. Treasury Notes, VRN, 1.05%, 4/4/17	7,026,000	7,028,313
U.S. Treasury Notes, VRN, 0.97%, 4/4/17	90,000,000	90,003,257
U.S. Treasury Notes, VRN, 0.96%, 4/4/17	50,000,000	50,011,076
U.S. Treasury Notes, VRN, 0.95%, 4/4/17	15,000,000	15,000,950
TOTAL U.S. TREASURY NOTES		737,271,237
U.S. TREASURY BILLS(1) — 63.4%
U.S. Treasury Bills, 0.50%, 4/13/17	110,875,000	110,853,075
U.S. Treasury Bills, 0.54%, 4/20/17	150,000,000	149,952,369
U.S. Treasury Bills, 0.48%, 4/27/17	121,640,000	121,596,646
U.S. Treasury Bills, 0.51%, 5/4/17	25,000,000	24,988,542
U.S. Treasury Bills, 0.55%, 5/18/17	120,000,000	119,915,400
U.S. Treasury Bills, 0.54%, 5/25/17	100,000,000	99,919,750
U.S. Treasury Bills, 0.52%, 6/1/17	100,000,000	99,912,736
U.S. Treasury Bills, 0.76%, 6/8/17	175,000,000	174,753,736
U.S. Treasury Bills, 0.77%, 6/22/17	75,000,000	74,871,021
U.S. Treasury Bills, 0.66%, 6/29/17	125,680,000	125,475,210
U.S. Treasury Bills, 0.64%, 7/6/17	52,965,000	52,876,285
U.S. Treasury Bills, 0.59%, 7/13/17	100,000,000	99,831,910
U.S. Treasury Bills, 0.61%, 7/20/17	150,000,000	149,721,944
TOTAL U.S. TREASURY BILLS		1,404,668,624
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,106,644	5,106,644
TOTAL INVESTMENT SECURITIES — 96.9%		2,147,046,505
OTHER ASSETS AND LIABILITIES — 3.1%		68,004,080
TOTAL NET ASSETS — 100.0%		$2,215,050,585

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,147,046,505
Receivable for investments sold	63,004,629
Receivable for capital shares sold	6,309,230
Interest receivable	1,154,281
2,217,514,645

Liabilities
Payable for capital shares redeemed	1,583,303
Accrued management fees	880,757
2,464,060

Net Assets	$2,215,050,585

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,215,046,099

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,215,048,989
Undistributed net investment income	1,596
$2,215,050,585

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$9,268,486

Expenses:
Management fees	10,470,041
Trustees' fees and expenses	133,001
Other expenses	41,883
10,644,925
Fees waived	(2,023,236)
8,621,689

Net investment income (loss)	646,797

Net realized gain (loss) on investment transactions	5,802

Net Increase (Decrease) in Net Assets Resulting from Operations	$652,599

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$646,797	$234,588
Net realized gain (loss)	5,802	33,894
Net increase (decrease) in net assets resulting from operations	652,599	268,482

Distributions to Shareholders
From net investment income	(646,797)	(234,588)
From net realized gains	(38,100)	(4,664)
Decrease in net assets from distributions	(684,897)	(239,252)

Capital Share Transactions
Proceeds from shares sold	756,945,561	1,003,344,443
Proceeds from reinvestment of distributions	684,897	233,195
Payments for shares redeemed	(786,310,115)	(1,115,418,197)
Net increase (decrease) in net assets from capital share transactions	(28,679,657)	(111,840,559)

Net increase (decrease) in net assets	(28,711,955)	(111,811,329)

Net Assets
Beginning of period	2,243,762,540	2,355,573,869
End of period	$2,215,050,585	$2,243,762,540

Undistributed net investment income	$1,596	$2,717

Transactions in Shares of the Fund
Sold	756,945,561	1,003,344,443
Issued in reinvestment of distributions	684,897	233,195
Redeemed	(786,310,115)	(1,115,418,197)
Net increase (decrease) in shares of the fund	(28,679,657)	(111,840,559)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee for the year ended March 31, 2017 was 0.47% before waiver and 0.38% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Notes	—	$737,271,237	—
U.S. Treasury Bills	—	1,404,668,624	—
Temporary Cash Investments	$5,106,644	—	—
	$5,106,644	$2,141,939,861	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$684,897	$239,252
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the fund had undistributed ordinary income for federal income tax purposes of $1,596.

6. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.39%	0.48%	0.03%	(0.06)%	$2,215,051
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.13%	0.48%	0.01%	(0.34)%	$2,243,763
2015	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.04%	0.48%	0.01%	(0.43)%	$2,355,574
2014	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,536,874
2013	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.09%	0.48%	0.01%	(0.38)%	$2,643,948

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds constituting the American Century Government Income Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Government Income Trust:

	Affirmative	Withhold
Tanya S. Beder	$5,076,785,359	$123,110,513
Jeremy I. Bulow	$5,072,465,600	$127,430,272
Anne Casscells	$5,067,721,405	$132,174,467
Jonathan D. Levin	$5,062,394,276	$137,501,596
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $35,657 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

Notes

Notes

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 1705

Annual Report

March 31, 2017

Ginnie Mae Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	-0.35%	1.30%	3.79%	—	9/23/85
Bloomberg Barclays U.S. GNMA Index	—	0.09%	1.79%	4.23%	—	—
Institutional Class	AGMNX	-0.15%	1.50%	—	3.99%	9/28/07
A Class	BGNAX					10/9/97
No sales charge		-0.60%	1.05%	3.53%	—
With sales charge		-5.08%	0.12%	3.06%	—
C Class	BGNCX	-1.34%	0.30%	—	1.60%	3/1/10
R Class	AGMWX	-0.84%	0.80%	—	3.27%	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $14,515

Bloomberg Barclays U.S. GNMA Index — $15,137

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan, and Jesse Singh

Performance Summary

Ginnie Mae declined -0.35%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. GNMA Index gained 0.09%. Fund returns reflect operating expenses while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for U.S. government agency mortgage-backed securities (MBS) during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher across the yield curve and largely stifled investment-grade bond returns. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities over Treasuries, agency MBS, and other high-quality securities. In addition, shorter-duration securities (those with less price sensitivity to interest rate changes) generally outperformed longer-duration notes and bonds.

Ginnie Mae’s longer-duration positioning in late 2016 detracted from the fund’s performance relative to the index.

Duration Strategy Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position, under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a performance detractor in the fourth quarter of 2016.

GNMA Selection Aided Relative Results; Non-Index Securities Detracted

We continued to emphasize single-issuer GNMA securities (Ginnie Mae I MBS) over those with multiple originators (Ginnie Mae II MBS), which contributed to relative performance. Ginnie Mae I MBS, which generally provide prepayment protection while delivering incremental income to the fund, outperformed during the reporting period and contributed to fund performance. We also held out-of-index positions in agency collateralized mortgage obligations (CMOs) and agency adjustable-rate mortgages (ARMs). This positioning slightly detracted from results, particularly in the first half of the reporting period, when traditional agency MBS outperformed structured mortgages. Concerns about slowing global growth and the U.K.’s vote to exit the European Union (Brexit) led to dovish comments from the Fed and a subdued interest rate outlook. ARMs and CMOs typically perform better in more volatile rate environments. As the reporting period progressed, interest rates—and rate expectations—moved higher, and the portfolio’s agency CMOs and agency ARMs contributed to fund performance in the second half of the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

We continued to overweight intermediate- and higher-coupon mortgages versus lower-coupon securities, and this positioning aided relative performance. We also maintained an overweight position in 30-year GNMA securities and corresponding underweight to 15-year GNMAs. This positioning had an overall neutral effect on performance, helping in the first half of the period, as rates were relatively stable, but detracting slightly in the second half of the reporting period, as extension risk ticked higher in the rising-rate environment (extension risk increases when interest rates rise and mortgage holders are less likely to prepay their loans).

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump can successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. We also believe the Fed may start reducing its balance sheet later this year, either by ending its reinvestments in the MBS sector or by selling its MBS holdings.

Given this outlook, we plan to maintain a neutral duration while continuing to focus on intermediate- and higher-coupon securities. We believe relatively stable mortgage rates, the Fed’s continuing reinvestment in the MBS sector (for now), and a relatively healthy housing market should support agency mortgage securities. We will remain selective in our purchases, favoring mortgage securities we believe are undervalued and provide favorable prepayment terms.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	4.8 years
Weighted Average Life	6.4 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	100.6%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	10.6%
Temporary Cash Investments	13.0%
Other Assets and Liabilities	(24.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$984.80	$2.72	0.55%
Institutional Class	$1,000	$985.80	$1.73	0.35%
A Class	$1,000	$983.60	$3.96	0.80%
C Class	$1,000	$979.00	$7.65	1.55%
R Class	$1,000	$982.30	$5.19	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 100.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.4%
GNMA, VRN, 2.00%, 4/1/17	$6,547,836	$6,795,508
GNMA VRN, 2.125%, 4/1/17 to 4/20/17	12,974,699	13,473,202
GNMA VRN, 2.25%, 4/1/17 to 4/20/17	5,324,287	5,522,123
		25,790,833
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 98.2%
GNMA, 2.50%, 6/20/46 to 7/20/46	43,465,212	42,215,634
GNMA, 3.00%, 4/20/17(2)	170,000,000	171,500,782
GNMA, 3.00%, 2/20/43 to 7/20/45	41,218,400	41,722,095
GNMA, 3.50%, 4/20/17(2)	90,000,000	93,315,233
GNMA, 3.50%, 12/20/41 to 12/20/44	301,468,960	313,806,071
GNMA, 4.00%, 12/20/39 to 5/15/42	121,942,482	129,683,078
GNMA, 4.50%, 7/15/33 to 3/20/42	77,863,271	83,951,380
GNMA, 5.00%, 6/15/33 to 5/20/41	65,615,349	72,309,694
GNMA, 5.50%, 4/15/33 to 8/15/39	64,760,180	72,518,315
GNMA, 6.00%, 2/20/26 to 2/20/39	28,619,047	32,612,478
GNMA, 6.50%, 9/20/23 to 11/15/38	4,422,712	5,169,095
GNMA, 7.00%, 12/20/25 to 12/20/29	668,894	791,695
GNMA, 7.25%, 4/15/23 to 6/15/23	31,809	32,404
GNMA, 7.50%, 12/20/23 to 2/20/31	137,574	167,276
GNMA, 7.75%, 11/15/22	12,874	12,915
GNMA, 7.77%, 4/15/20 to 6/15/20	65,538	66,669
GNMA, 7.89%, 9/20/22	6,980	7,001
GNMA, 7.98%, 6/15/19	5,647	5,663
GNMA, 8.00%, 10/20/17 to 7/20/30	631,905	661,266
GNMA, 8.25%, 4/20/21 to 2/15/22	120,028	121,868
GNMA, 8.50%, 3/15/18 to 12/15/30	419,263	455,920
GNMA, 8.75%, 6/20/21 to 7/15/27	57,789	58,764
GNMA, 9.00%, 6/15/17 to 1/15/25	155,815	162,389
GNMA, 9.25%, 6/20/21 to 3/15/25	40,887	41,516
GNMA, 9.50%, 8/15/17 to 7/20/25	126,134	128,565
GNMA, 9.75%, 12/15/18 to 11/20/21	34,958	35,731
GNMA, 10.00%, 12/15/17 to 8/15/21	1,436	1,450
GNMA, 10.25%, 2/15/19	2,369	2,380
GNMA, 10.50%, 4/20/19	5	5
GNMA, 11.00%, 9/15/18 to 6/15/20	14,374	14,452
		1,061,571,784
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,076,284,935)		1,087,362,617
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 10.6%
GNMA, Series 2000-22, Class FG, VRN, 1.13%, 4/16/17	5,859	5,868
GNMA, Series 2001-59, Class FD, VRN, 1.43%, 4/16/17	467,922	470,000
GNMA, Series 2001-62, Class FB, VRN, 1.43%, 4/16/17	966,981	973,307

10

	Principal Amount/Shares	Value
GNMA, Series 2002-13, Class FA, VRN, 1.43%, 4/16/17	$627,573	$632,116
GNMA, Series 2002-24, Class FA, VRN, 1.43%, 4/16/17	1,276,274	1,287,190
GNMA, Series 2002-29, Class FA SEQ, VRN, 1.33%, 4/20/17	480,854	483,615
GNMA, Series 2002-31, Class FW, VRN, 1.33%, 4/16/17	373,388	375,409
GNMA, Series 2003-110, Class F, VRN, 1.38%, 4/20/17	1,699,400	1,703,100
GNMA, Series 2003-42, Class FW, VRN, 1.33%, 4/20/17	665,506	665,842
GNMA, Series 2003-66, Class HF, VRN, 1.43%, 4/20/17	1,017,356	1,025,139
GNMA, Series 2004-39, Class XF SEQ, VRN, 1.18%, 4/16/17	638,065	638,626
GNMA, Series 2004-76, Class F, VRN, 1.38%, 4/20/17	1,435,757	1,438,748
GNMA, Series 2005-13, Class FA, VRN, 1.18%, 4/20/17	3,783,203	3,739,530
GNMA, Series 2007-5, Class FA, VRN, 1.12%, 4/20/17	3,666,245	3,652,539
GNMA, Series 2007-58, Class FC, VRN, 1.48%, 4/20/17	2,266,214	2,275,786
GNMA, Series 2007-74, Class FL, VRN, 1.39%, 4/16/17	5,395,246	5,416,020
GNMA, Series 2008-18, Class FH, VRN, 1.58%, 4/20/17	3,120,275	3,146,721
GNMA, Series 2008-2, Class LF, VRN, 1.44%, 4/20/17	2,340,154	2,348,251
GNMA, Series 2008-27, Class FB, VRN, 1.53%, 4/20/17	5,585,370	5,656,081
GNMA, Series 2008-61, Class KF, VRN, 1.65%, 4/20/17	2,806,193	2,856,883
GNMA, Series 2008-73, Class FK, VRN, 1.74%, 4/20/17	3,773,455	3,859,929
GNMA, Series 2008-75, Class F, VRN, 1.51%, 4/20/17	4,302,744	4,336,526
GNMA, Series 2008-88, Class UF, VRN, 1.98%, 4/20/17	2,583,579	2,657,690
GNMA, Series 2009-109, Class FA, VRN, 1.33%, 4/16/17	305,597	305,782
GNMA, Series 2009-127, Class FA, VRN, 1.53%, 4/20/17	3,631,189	3,649,198
GNMA, Series 2009-76, Class FB, VRN, 1.53%, 4/16/17	2,568,074	2,592,096
GNMA, Series 2009-92, Class FJ, VRN, 1.61%, 4/16/17	1,561,348	1,579,457
GNMA, Series 2010-14, Class QF, VRN, 1.38%, 4/16/17	11,050,996	11,093,044
GNMA, Series 2010-25, Class FB, VRN, 1.48%, 4/16/17	8,456,772	8,514,200
GNMA, Series 2012-105, Class FE, VRN, 1.28%, 4/20/17	9,115,783	9,092,411
GNMA, Series 2015-111, Class FK, VRN, 0.98%, 4/1/17	9,258,066	9,228,855
GNMA, Series 2015-80, Class YF, VRN, 1.36%, 4/16/17	13,036,069	13,076,838
GNMA, Series 2016-68, Class MF, VRN, 1.08%, 4/1/17	5,334,541	5,331,525
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $114,072,540)		114,108,322
TEMPORARY CASH INVESTMENTS(3) — 13.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $50,979,753), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $49,943,540)		49,940,752
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $92,439,890), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $90,624,661)		90,623,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	208,022	208,022
TOTAL TEMPORARY CASH INVESTMENTS (Cost $140,771,774)		140,771,774
TOTAL INVESTMENT SECURITIES — 124.2% (Cost $1,331,129,249)		1,342,242,713
OTHER ASSETS AND LIABILITIES(4) — (24.2)%		(261,630,036)
TOTAL NET ASSETS — 100.0%		$1,080,612,677

11

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,665,429.

(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $1,190,565,497)	$1,201,678,961
Repurchase agreements, at value (cost of $140,563,752)	140,563,752
Total investment securities, at value (cost of $1,331,129,249)	1,342,242,713
Receivable for capital shares sold	386,739
Interest receivable	3,069,489
1,345,698,941

Liabilities
Payable for collateral received for forward commitments	1,665,429
Payable for investments purchased	261,751,042
Payable for capital shares redeemed	1,109,378
Accrued management fees	482,648
Distribution and service fees payable	21,415
Dividends payable	56,352
265,086,264

Net Assets	$1,080,612,677

Net Assets Consist of:
Capital paid in	$1,120,128,458
Undistributed net investment income	2,319
Accumulated net realized loss	(50,631,564)
Net unrealized appreciation	11,113,464
$1,080,612,677

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$927,150,143	88,198,065	$10.51
Institutional Class	$87,916,337	8,363,926	$10.51
A Class	$50,667,306	4,819,707	$10.51*
C Class	$7,445,249	708,149	$10.51
R Class	$7,433,642	707,481	$10.51
*Maximum offering price $11.01 (net asset value divided by 0.955).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$22,619,065

Expenses:
Management fees	6,148,430
Distribution and service fees:
A Class	178,437
C Class	108,184
R Class	38,775
Trustees' fees and expenses	70,369
Other expenses	43,720
6,587,915

Net investment income (loss)	16,031,150

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,935,938)
Change in net unrealized appreciation (depreciation) on investments	(17,876,459)

Net realized and unrealized gain (loss)	(19,812,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,781,247)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$16,031,150	$17,270,169
Net realized gain (loss)	(1,935,938)	6,851,686
Change in net unrealized appreciation (depreciation)	(17,876,459)	(7,830,282)
Net increase (decrease) in net assets resulting from operations	(3,781,247)	16,291,573

Distributions to Shareholders
From net investment income:
Investor Class	(23,684,712)	(24,338,279)
Institutional Class	(1,886,335)	(1,578,470)
A Class	(1,518,449)	(2,687,538)
C Class	(148,678)	(159,451)
R Class	(145,550)	(103,262)
Decrease in net assets from distributions	(27,383,724)	(28,867,000)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(88,851,037)	(199,722,553)

Net increase (decrease) in net assets	(120,016,008)	(212,297,980)

Net Assets
Beginning of period	1,200,628,685	1,412,926,665
End of period	$1,080,612,677	$1,200,628,685

Undistributed net investment income	$2,319	$8,847

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.54% for the Investor Class, A Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $3,321,024,069 and $3,397,053,497, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,981,033	$117,486,918	13,381,407	$144,175,112
Issued in reinvestment of distributions	2,023,938	21,646,319	2,036,198	21,943,209
Redeemed	(20,615,138)	(219,893,414)	(19,651,734)	(211,724,798)
	(7,610,167)	(80,760,177)	(4,234,129)	(45,606,477)
Institutional Class
Sold	3,503,749	36,959,706	3,328,212	35,792,241
Issued in reinvestment of distributions	171,790	1,835,564	134,697	1,451,335
Redeemed	(1,903,638)	(20,223,314)	(2,108,144)	(22,683,168)
	1,771,901	18,571,956	1,354,765	14,560,408
A Class
Sold	1,949,527	20,860,685	2,307,484	24,859,600
Issued in reinvestment of distributions	114,085	1,221,218	207,354	2,238,452
Redeemed	(4,288,505)	(45,492,104)	(18,306,869)	(196,927,677)
	(2,224,893)	(23,410,201)	(15,792,031)	(169,829,625)
C Class
Sold	161,497	1,735,229	140,089	1,509,538
Issued in reinvestment of distributions	11,822	126,651	12,295	132,541
Redeemed	(553,206)	(5,883,514)	(217,380)	(2,342,925)
	(379,887)	(4,021,634)	(64,996)	(700,846)
R Class
Sold	532,628	5,697,354	507,053	5,464,495
Issued in reinvestment of distributions	12,228	130,739	8,446	90,993
Redeemed	(473,788)	(5,059,074)	(343,735)	(3,701,501)
	71,068	769,019	171,764	1,853,987
Net increase (decrease)	(8,371,978)	$(88,851,037)	(18,564,627)	$(199,722,553)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,087,362,617	—
U.S. Government Agency Collateralized Mortgage Obligations	—	114,108,322	—
Temporary Cash Investments	$208,022	140,563,752	—
	$208,022	$1,342,034,691	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$27,383,724	$28,867,000
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to paydown adjustments, were made to undistributed net investment income $11,346,046 and accumulated net realized loss $(11,346,046).

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,331,140,272
Gross tax appreciation of investments	$21,058,050
Gross tax depreciation of investments	(9,955,609)
Net tax appreciation (depreciation) of investments	$11,102,441
Undistributed ordinary income	$2,319
Accumulated short-term capital losses	$(10,570,969)
Accumulated long-term capital losses	$(40,049,572)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure

20

about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.80	0.15	(0.19)	(0.04)	(0.25)	$10.51	(0.35)%	0.55%	1.40%	257%	$927,150
2016	$10.89	0.15	0.01	0.16	(0.25)	$10.80	1.53%	0.55%	1.42%	308%	$1,034,732
2015	$10.70	0.17	0.28	0.45	(0.26)	$10.89	4.28%	0.55%	1.59%	306%	$1,089,566
2014	$11.10	0.17	(0.29)	(0.12)	(0.28)	$10.70	(1.02)%	0.55%	1.62%	264%	$1,143,697
2013	$11.21	0.25	(0.01)	0.24	(0.35)	$11.10	2.16%	0.55%	2.26%	237%	$1,519,666
Institutional Class
2017	$10.80	0.17	(0.18)	(0.01)	(0.28)	$10.51	(0.15)%	0.35%	1.60%	257%	$87,916
2016	$10.89	0.17	0.01	0.18	(0.27)	$10.80	1.73%	0.35%	1.62%	308%	$71,190
2015	$10.70	0.19	0.28	0.47	(0.28)	$10.89	4.49%	0.35%	1.79%	306%	$57,037
2014	$11.10	0.20	(0.29)	(0.09)	(0.31)	$10.70	(0.83)%	0.35%	1.82%	264%	$45,757
2013	$11.21	0.27	(0.01)	0.26	(0.37)	$11.10	2.36%	0.35%	2.46%	237%	$62,075
A Class
2017	$10.80	0.12	(0.18)	(0.06)	(0.23)	$10.51	(0.60)%	0.80%	1.15%	257%	$50,667
2016	$10.89	0.12	0.02	0.14	(0.23)	$10.80	1.28%	0.80%	1.17%	308%	$76,083
2015	$10.70	0.14	0.29	0.43	(0.24)	$10.89	4.02%	0.80%	1.34%	306%	$248,705
2014	$11.10	0.15	(0.29)	(0.14)	(0.26)	$10.70	(1.27)%	0.80%	1.37%	264%	$249,327
2013	$11.21	0.22	(0.01)	0.21	(0.32)	$11.10	1.90%	0.80%	2.01%	237%	$310,736

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.80	0.04	(0.18)	(0.14)	(0.15)	$10.51	(1.34)%	1.55%	0.40%	257%	$7,445
2016	$10.89	0.04	0.02	0.06	(0.15)	$10.80	0.52%	1.55%	0.42%	308%	$11,753
2015	$10.71	0.06	0.28	0.34	(0.16)	$10.89	3.15%	1.55%	0.59%	306%	$12,560
2014	$11.10	0.07	(0.28)	(0.21)	(0.18)	$10.71	(1.91)%	1.55%	0.62%	264%	$16,706
2013	$11.21	0.14	(0.01)	0.13	(0.24)	$11.10	1.14%	1.55%	1.26%	237%	$33,287
R Class
2017	$10.80	0.10	(0.19)	(0.09)	(0.20)	$10.51	(0.84)%	1.05%	0.90%	257%	$7,434
2016	$10.89	0.10	0.01	0.11	(0.20)	$10.80	1.03%	1.05%	0.92%	308%	$6,870
2015	$10.70	0.12	0.28	0.40	(0.21)	$10.89	3.76%	1.05%	1.09%	306%	$5,059
2014	$11.09	0.12	(0.28)	(0.16)	(0.23)	$10.70	(1.43)%	1.05%	1.12%	264%	$4,425
2013	$11.21	0.20	(0.03)	0.17	(0.29)	$11.09	1.56%	1.05%	1.76%	237%	$4,773

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Government Income Trust and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds constituting the American Century Government Income Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Government Income Trust:

	Affirmative	Withhold
Tanya S. Beder	$5,076,785,359	$123,110,513
Jeremy I. Bulow	$5,072,465,600	$127,430,272
Anne Casscells	$5,067,721,405	$132,174,467
Jonathan D. Levin	$5,062,394,276	$137,501,596
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 1705

Annual Report

March 31, 2017

Government Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	-1.10%	1.20%	3.70%	—	5/16/80
Bloomberg Barclays U.S. Government/MBS Index	—	-0.71%	1.77%	3.94%	—	—
Institutional Class	ABTIX	-0.82%	1.41%	—	2.58%	3/1/10
A Class	ABTAX					10/9/97
No sales charge		-1.26%	0.94%	3.44%	—
With sales charge		-5.68%	0.02%	2.97%	—
C Class	ABTCX	-2.00%	0.21%	—	1.36%	3/1/10
R Class	ABTRX	-1.51%	0.71%	—	1.87%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $14,380

Bloomberg Barclays U.S. Government/MBS Index — $14,725

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond declined -1.10%* for the 12 months ended March 31, 2017. The Bloomberg Barclays U.S. Government/MBS Index declined -0.71%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for U.S. Treasuries and other U.S. government securities during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher across the yield curve. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities over Treasuries, agency mortgage-backed securities (MBS), and other high-quality securities. In addition, shorter-duration securities (those with less price sensitivity to interest rate changes) generally outperformed longer-duration notes and bonds.

Government Bond’s longer-duration positioning in late 2016 detracted from the fund’s performance relative to the index.

Duration Strategy Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position (greater price sensitivity to interest rate changes), under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a performance detractor in the fourth quarter of 2016. Other than this brief period surrounding the election, we maintained a neutral duration position.

MBS Overweight, Security Selection Aided Relative Results

We maintained underweight positions relative to the index in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. This positioning contributed to performance relative to the index. We generally favored structured mortgage products, including collateralized mortgage obligations and agency mortgages backed by both residential and commercial property collateral, over traditional government agency pass-through MBS. This positioning helped the portfolio’s performance because structured mortgage products—which generally offer higher yields and more-predictable cash flows—outperformed traditional MBS. In addition, security selection throughout the MBS allocation contributed to performance.

Expectations for higher inflation from President Trump’s pro-growth agenda prompted us to add an out-of-index inflation-indexed position using inflation “swaps” to create an inflation overlay for non-inflation-linked securities in the portfolio. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (based on the Consumer Price Index). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. This position aided relative performance as inflation indicators moved higher.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump can successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. Against this backdrop, we plan to tactically manage duration while continuing to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	7.2 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	45.6%
U.S. Treasury Securities and Equivalents	36.8%
Collateralized Mortgage Obligations	22.1%
U.S. Government Agency Securities	2.8%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(10.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$974.20	$2.31	0.47%
Institutional Class	$1,000	$975.20	$1.33	0.27%
A Class	$1,000	$973.00	$3.54	0.72%
C Class	$1,000	$969.40	$7.22	1.47%
R Class	$1,000	$971.80	$4.77	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(1) — 45.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 8.7%
FHLMC, VRN, 2.03%, 4/15/17	$1,747,380	$1,832,793
FHLMC, VRN, 2.06%, 4/15/17	2,384,690	2,424,361
FHLMC, VRN, 2.31%, 4/15/17	2,343,875	2,373,992
FHLMC, VRN, 2.50%, 4/15/17	2,606,235	2,683,864
FHLMC, VRN, 2.60%, 4/15/17	2,218,576	2,269,797
FHLMC, VRN, 2.61%, 4/15/17	2,409,305	2,474,283
FHLMC, VRN, 2.68%, 4/15/17	1,581,642	1,673,492
FHLMC, VRN, 2.86%, 4/15/17	1,109,459	1,173,532
FHLMC, VRN, 2.87%, 4/15/17	2,597,767	2,680,954
FHLMC, VRN, 2.87%, 4/15/17	659,751	697,140
FHLMC, VRN, 2.97%, 4/15/17	342,565	360,774
FHLMC, VRN, 3.01%, 4/15/17	426,732	452,677
FHLMC, VRN, 3.13%, 4/15/17	960,346	1,018,890
FHLMC, VRN, 3.14%, 4/15/17	691,627	732,084
FHLMC, VRN, 3.20%, 4/15/17	1,731,707	1,778,505
FHLMC, VRN, 3.22%, 4/15/17	534,636	561,741
FHLMC, VRN, 3.74%, 4/15/17	1,840,725	1,913,671
FHLMC, VRN, 4.07%, 4/15/17	375,741	389,532
FHLMC, VRN, 5.70%, 4/15/17	1,018,052	1,075,948
FNMA, VRN, 2.04%, 4/25/17	2,936,524	3,045,667
FNMA, VRN, 2.42%, 4/25/17	1,583,195	1,606,437
FNMA, VRN, 2.62%, 4/25/17	2,689,959	2,748,083
FNMA, VRN, 2.67%, 4/25/17	4,023,945	4,144,064
FNMA, VRN, 2.75%, 4/25/17	4,854,605	4,961,142
FNMA, VRN, 2.76%, 4/25/17	5,794,759	5,937,908
FNMA, VRN, 2.78%, 4/25/17	1,004,937	1,052,776
FNMA, VRN, 2.82%, 4/25/17	1,507,361	1,569,522
FNMA, VRN, 2.82%, 4/25/17	1,205,684	1,253,128
FNMA, VRN, 2.82%, 4/25/17	1,077,868	1,123,010
FNMA, VRN, 2.82%, 4/25/17	1,109,621	1,156,011
FNMA, VRN, 2.83%, 4/25/17	1,311,715	1,369,599
FNMA, VRN, 2.88%, 4/25/17	1,760,532	1,835,570
FNMA, VRN, 3.03%, 4/25/17	1,688,697	1,748,061
FNMA, VRN, 3.09%, 4/25/17	732,153	772,228
FNMA, VRN, 3.15%, 4/25/17	1,341,667	1,418,332
FNMA, VRN, 3.20%, 4/25/17	1,222,543	1,292,809
FNMA, VRN, 3.31%, 4/25/17	2,177,155	2,266,783
FNMA, VRN, 3.32%, 4/25/17	533,498	560,503
FNMA, VRN, 3.49%, 4/25/17	1,136,521	1,209,510
FNMA, VRN, 3.49%, 4/25/17	576,923	615,592
FNMA, VRN, 4.93%, 4/25/17	469,114	497,431

10

	Principal Amount	Value
GNMA, VRN, 2.00%, 4/20/17	$666,832	$691,400
GNMA, VRN, 2.00%, 4/20/17	1,296,828	1,342,635
GNMA, VRN, 2.125%, 4/20/17	1,055,695	1,097,502
GNMA, VRN, 2.25%, 4/20/17	277,102	284,704
GNMA, VRN, 2.25%, 4/20/17	488,641	505,365
GNMA, VRN, 2.25%, 4/20/17	1,017,456	1,054,491
GNMA, VRN, 2.25%, 4/20/17	242,158	250,683
GNMA, VRN, 2.75%, 4/20/17	749,183	778,957
		76,757,933
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 36.9%
FHLMC, 4.50%, 1/1/19	114,472	117,260
FHLMC, 5.00%, 5/1/23	1,773,276	1,889,368
FHLMC, 5.50%, 10/1/34	344,529	386,663
FHLMC, 5.50%, 4/1/38	2,875,352	3,189,998
FHLMC, 4.00%, 12/1/40	1,746,128	1,847,540
FHLMC, 3.00%, 2/1/43	9,919,105	9,891,539
FHLMC, 6.50%, 7/1/47	16,575	17,833
FNMA, 3.00%, 4/12/17(2)	42,500,000	42,151,369
FNMA, 3.50%, 4/12/17(2)	34,160,000	34,947,283
FNMA, 4.50%, 6/1/18	51,503	52,841
FNMA, 4.50%, 5/1/19	441,379	452,851
FNMA, 5.00%, 9/1/20	66,599	68,500
FNMA, 4.50%, 11/1/20	50,091	51,578
FNMA, 6.50%, 3/1/32	91,054	103,953
FNMA, 7.00%, 6/1/32	105,204	122,562
FNMA, 6.50%, 8/1/32	100,432	115,034
FNMA, 5.50%, 7/1/33	710,610	795,438
FNMA, 5.00%, 11/1/33	4,076,391	4,472,322
FNMA, 6.00%, 12/1/33	2,740,750	3,129,232
FNMA, 5.50%, 8/1/34	2,841,898	3,179,394
FNMA, 5.50%, 9/1/34	165,718	183,929
FNMA, 5.50%, 10/1/34	1,383,174	1,550,461
FNMA, 5.00%, 8/1/35	500,831	547,927
FNMA, 5.50%, 1/1/36	3,140,275	3,513,915
FNMA, 5.00%, 2/1/36	300,985	329,457
FNMA, 5.50%, 4/1/36	772,216	863,123
FNMA, 5.00%, 5/1/36	1,351,200	1,479,436
FNMA, 5.50%, 12/1/36	453,984	506,497
FNMA, 5.50%, 2/1/37	1,698,988	1,894,369
FNMA, 6.50%, 8/1/37	379,489	420,480
FNMA, 6.00%, 9/1/37	579,332	654,813
FNMA, 6.00%, 11/1/37	3,231,069	3,678,925
FNMA, 6.00%, 9/1/38	130,581	137,024
FNMA, 4.50%, 2/1/39	1,330,523	1,430,581
FNMA, 4.50%, 4/1/39	875,075	950,613
FNMA, 4.50%, 5/1/39	2,223,621	2,415,534
FNMA, 6.50%, 5/1/39	1,963,487	2,211,489

11

	Principal Amount	Value
FNMA, 4.50%, 10/1/39	$3,604,393	$3,913,541
FNMA, 4.50%, 3/1/40	5,716,803	6,188,782
FNMA, 4.00%, 10/1/40	3,825,240	4,058,723
FNMA, 4.50%, 11/1/40	3,251,234	3,516,142
FNMA, 4.50%, 6/1/41	4,109,526	4,449,759
FNMA, 4.00%, 8/1/41	3,535,455	3,744,180
FNMA, 4.50%, 9/1/41	1,876,866	2,021,936
FNMA, 3.50%, 10/1/41	4,011,145	4,126,506
FNMA, 4.00%, 12/1/41	8,031,357	8,463,956
FNMA, 3.50%, 5/1/42	2,614,725	2,690,046
FNMA, 3.50%, 6/1/42	2,543,276	2,614,845
FNMA, 3.50%, 9/1/42	2,606,113	2,679,575
FNMA, 3.50%, 12/1/42	4,391,852	4,515,594
FNMA, 3.50%, 11/1/45	4,218,977	4,319,692
FNMA, 3.50%, 11/1/45	4,209,825	4,310,322
FNMA, 4.00%, 11/1/45	6,109,725	6,413,924
FNMA, 4.00%, 2/1/46	8,225,635	8,634,333
FNMA, 3.50%, 3/1/46	4,937,245	5,055,107
FNMA, 4.00%, 4/1/46	18,173,358	19,078,841
FNMA, 3.50%, 5/1/46	5,002,715	5,122,140
FNMA, 6.50%, 8/1/47	32,140	34,781
FNMA, 6.50%, 9/1/47	73,918	79,824
FNMA, 6.50%, 9/1/47	4,974	5,384
FNMA, 6.50%, 9/1/47	54,546	58,854
FNMA, 6.50%, 9/1/47	14,554	15,672
FNMA, 6.00%, 4/1/48	497,430	545,110
GNMA, 2.50%, 4/20/17(2)	8,100,000	7,857,724
GNMA, 3.50%, 4/20/17(2)	5,000,000	5,184,180
GNMA, 5.50%, 12/20/38	1,800,307	1,991,397
GNMA, 6.00%, 1/20/39	490,438	556,664
GNMA, 5.00%, 3/20/39	2,490,448	2,771,978
GNMA, 5.50%, 3/20/39	916,109	1,012,968
GNMA, 5.50%, 4/20/39	1,676,004	1,853,907
GNMA, 4.50%, 1/15/40	1,547,894	1,658,208
GNMA, 4.00%, 11/20/40	6,746,975	7,225,545
GNMA, 4.00%, 12/15/40	1,394,849	1,477,692
GNMA, 4.50%, 7/20/41	6,122,713	6,611,864
GNMA, 3.50%, 6/20/42	8,745,865	9,117,060
GNMA, 3.50%, 7/20/42	6,685,076	6,962,673
GNMA, 4.50%, 8/20/42	5,043,541	5,446,477
GNMA, 4.00%, 9/20/45	9,198,097	9,727,029
GNMA, 2.50%, 6/20/46	9,677,146	9,398,931
GNMA, 2.50%, 7/20/46	12,268,708	11,916,016
		327,179,013
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $401,814,255)		403,936,946
U.S. TREASURY SECURITIES AND EQUIVALENTS — 36.8%
AID (Iraq), 2.15%, 1/18/22	2,600,000	2,601,344

12

	Principal Amount	Value
U.S. Treasury Bills, 0.73%, 11/9/17(3)	$20,000,000	$19,893,360
U.S. Treasury Bills, 0.87%, 12/7/17(3)	14,000,000	13,911,758
U.S. Treasury Bonds, 8.125%, 8/15/21	10,747,000	13,567,668
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	8,959,181
U.S. Treasury Bonds, 3.50%, 2/15/39	4,300,000	4,732,688
U.S. Treasury Bonds, 4.375%, 11/15/39	5,000,000	6,205,860
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	770,672
U.S. Treasury Bonds, 4.375%, 5/15/41	1,500,000	1,867,968
U.S. Treasury Bonds, 3.125%, 11/15/41	800,000	818,718
U.S. Treasury Bonds, 3.125%, 2/15/42	900,000	920,901
U.S. Treasury Bonds, 2.75%, 11/15/42	2,840,000	2,704,268
U.S. Treasury Bonds, 2.875%, 5/15/43	5,000,000	4,868,260
U.S. Treasury Bonds, 3.75%, 11/15/43	3,900,000	4,437,623
U.S. Treasury Bonds, 3.125%, 8/15/44	19,100,000	19,470,444
U.S. Treasury Bonds, 3.00%, 11/15/44	8,800,000	8,759,608
U.S. Treasury Bonds, 2.50%, 2/15/45	7,700,000	6,918,573
U.S. Treasury Bonds, 3.00%, 5/15/45	5,200,000	5,169,330
U.S. Treasury Notes, 0.75%, 10/31/17	7,000,000	6,992,342
U.S. Treasury Notes, 2.625%, 4/30/18	6,500,000	6,605,879
U.S. Treasury Notes, 1.25%, 11/15/18	10,000,000	10,007,810
U.S. Treasury Notes, 1.125%, 1/31/19	17,000,000	16,967,122
U.S. Treasury Notes, 1.50%, 2/28/19	2,200,000	2,210,485
U.S. Treasury Notes, 1.625%, 7/31/19	8,000,000	8,050,936
U.S. Treasury Notes, 1.75%, 9/30/19(4)	1,000,000	1,008,867
U.S. Treasury Notes, 1.50%, 11/30/19	1,400,000	1,402,324
U.S. Treasury Notes, 1.625%, 12/31/19	15,000,000	15,068,550
U.S. Treasury Notes, 1.375%, 1/15/20	12,000,000	11,971,872
U.S. Treasury Notes, 1.375%, 2/29/20(4)	2,000,000	1,992,422
U.S. Treasury Notes, 1.50%, 5/31/20	12,100,000	12,069,992
U.S. Treasury Notes, 3.625%, 2/15/21	2,500,000	2,676,808
U.S. Treasury Notes, 2.25%, 4/30/21	3,300,000	3,358,394
U.S. Treasury Notes, 1.375%, 5/31/21	5,000,000	4,911,230
U.S. Treasury Notes, 2.00%, 10/31/21	9,000,000	9,041,481
U.S. Treasury Notes, 2.00%, 11/15/21	6,000,000	6,027,774
U.S. Treasury Notes, 2.00%, 2/15/22	10,600,000	10,645,135
U.S. Treasury Notes, 1.75%, 5/15/22	26,800,000	26,517,340
U.S. Treasury Notes, 1.625%, 8/15/22	7,000,000	6,856,717
U.S. Treasury Notes, 1.75%, 9/30/22	7,000,000	6,893,908
U.S. Treasury Notes, 1.375%, 8/31/23	9,500,000	9,051,353
U.S. Treasury Notes, 2.125%, 5/15/25	15,000,000	14,772,945
U.S. Treasury Notes, 2.25%, 11/15/25	1,200,000	1,189,758
U.S. Treasury Notes, 2.00%, 11/15/26	3,000,000	2,897,871
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $322,679,500)		325,767,539
COLLATERALIZED MORTGAGE OBLIGATIONS(1) — 22.1%
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	389,706	394,227
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	475,607	483,549
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	1,034,093	1,070,842

13

	Principal Amount	Value
FHLMC, Series 2812, Class MF, VRN, 1.36%, 4/15/17	$3,099,071	$3,108,057
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	1,011,881	1,071,381
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	2,300,895	2,447,803
FHLMC, Series 3149, Class LF, VRN, 1.21%, 4/15/17	8,725,542	8,689,802
FHLMC, Series 3153, Class FJ, VRN, 1.29%, 4/15/17	2,797,186	2,795,097
FHLMC, Series 3397, Class GF, VRN, 1.41%, 4/15/17	1,304,767	1,307,366
FHLMC, Series 3417, Class FA, VRN, 1.41%, 4/15/17	2,138,719	2,146,601
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	11,680,837
FHLMC, Series 3810, Class QB SEQ, 3.50%, 2/15/26	5,000,000	5,233,229
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	5,257,534	5,334,357
FHLMC, Series K039, Class A2, 3.30%, 7/25/24	12,510,000	13,049,119
FHLMC, Series K041, Class A2, 3.17%, 10/25/24	15,000,000	15,499,515
FHLMC, Series K716, Class A2, 3.13%, 6/25/21	7,000,000	7,253,408
FHLMC, Series K722, Class A1, 2.18%, 5/25/22	5,038,418	5,031,587
FHLMC, Series KIR1, Class A2, 2.85%, 3/25/26	9,600,000	9,525,247
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	7,800,000	7,753,290
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	456,677	461,646
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	743,626	752,974
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	692,766	705,275
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	588,313	604,722
FNMA, Series 2005-103, Class FP, VRN, 1.28%, 4/25/17	3,031,018	3,018,156
FNMA, Series 2007-36, Class FB, VRN, 1.38%, 4/25/17	327,197	327,156
FNMA, Series 2008-9, Class FA, VRN, 1.48%, 4/25/17	9,429,670	9,470,859
FNMA, Series 2009-89, Class FD, VRN, 1.58%, 4/25/17	1,743,255	1,759,757
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	305,440	308,111
FNMA, Series 2013-M11, Class FA SEQ, VRN, 1.31%, 4/25/17	1,829,933	1,832,441
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	1,538,137	1,538,760
FNMA, Series 2014-M12, Class ASV2, VRN, 2.61%, 4/25/17	13,000,000	13,229,420
FNMA, Series 2015-M12, Class FA, VRN, 1.11%, 4/1/17	11,419,551	11,427,272
FNMA, Series 2015-M8, Class FA, VRN, 0.94%, 4/1/17	10,847,486	10,852,478
FNMA, Series 2016-11, Class FB, VRN, 1.33%, 4/1/17	6,670,732	6,707,921
FNMA, Series 2016-M13, Class FA, VRN, 1.44%, 4/1/17	5,792,030	5,800,010
FNMA, Series 2016-M2, Class FA, VRN, 1.62%, 4/1/17	4,839,078	4,891,803
FNMA, Series 2017-M3, Class A2, VRN, 2.57%, 4/25/17	9,000,000	8,657,318
GNMA, Series 2007-5, Class FA, VRN, 1.12%, 4/20/17	931,892	928,408
GNMA, Series 2008-18, Class FH, VRN, 1.58%, 4/20/17	1,680,148	1,694,388
GNMA, Series 2010-14, Class QF, VRN, 1.38%, 4/16/17	4,786,481	4,804,693
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	2,370,996	2,489,500
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $195,256,595)		196,138,382
U.S. GOVERNMENT AGENCY SECURITIES — 2.8%
FNMA, 2.125%, 4/24/26	3,100,000	2,962,593
FNMA, 6.625%, 11/15/30	15,700,000	22,169,279
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $23,742,979)		25,131,872
TEMPORARY CASH INVESTMENTS(5) — 3.1%
Federal Home Loan Bank Discount Notes, 0.46%, 4/3/17(3)	27,406,000	27,406,000

14

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	63,320	$63,320
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,468,635)		27,469,320
TOTAL INVESTMENT SECURITIES — 110.4% (Cost $970,961,964)		978,444,059
OTHER ASSETS AND LIABILITIES(6) — (10.4)%		(91,997,392)
TOTAL NET ASSETS — 100.0%		$886,446,667

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
285	U.S. Treasury 2-Year Notes	June 2017	$61,689,141	$(45,163)

SWAP AGREEMENTS

CENTRALLY CLEARED TOTAL RETURN
Floating Rate Referenced Index	Notional Amount	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)	Value
U.S. CPI Urban Consumers NSA Index	$6,000,000	Receive	2.24%	11/15/26	$29,300	$29,844
U.S. CPI Urban Consumers NSA Index	6,000,000	Receive	2.28%	11/16/26	9,629	10,173
U.S. CPI Urban Consumers NSA Index	7,000,000	Receive	2.27%	11/21/26	14,373	14,926
					$53,302	$54,943

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Goldman Sachs & Co.	$5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	$23,874
Goldman Sachs & Co.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	5,918
Goldman Sachs & Co.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	4,982
						$34,774

15

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CPI	-	Consumer Price Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Final maturity date indicated, unless otherwise noted.

(2)	Forward commitment. Settlement date is indicated.

(3)	The rate indicated is the yield to maturity at purchase.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,493,322.

(5)	Category includes collateral received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $515,576.

(6)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $970,961,964)	$978,444,059
Cash	6,816
Receivable for investments sold	6,043,715
Receivable for capital shares sold	2,548,684
Receivable for variation margin on futures contracts	22,266
Receivable for variation margin on swap agreements	9,365
Swap agreements, at value	34,774
Interest receivable	3,598,922
990,708,601

Liabilities
Payable for collateral received for forward commitments	515,576
Payable for investments purchased	99,851,648
Payable for capital shares redeemed	3,470,244
Accrued management fees	313,633
Distribution and service fees payable	24,457
Dividends payable	86,376
104,261,934

Net Assets	$886,446,667

Net Assets Consist of:
Capital paid in	$886,873,460
Distributions in excess of net investment income	(86,376)
Accumulated net realized loss	(7,865,425)
Net unrealized appreciation	7,525,008
$886,446,667

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$591,708,986	54,027,968	$10.95
Institutional Class	$192,379,902	17,570,256	$10.95
A Class	$95,636,759	8,733,815	$10.95*
C Class	$3,359,449	306,925	$10.95
R Class	$3,361,571	307,076	$10.95
*Maximum offering price $11.47 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$21,006,117

Expenses:
Management fees	4,284,469
Distribution and service fees:
A Class	263,706
C Class	44,731
R Class	16,309
Trustees' fees and expenses	64,623
Other expenses	77,737
4,751,575

Net investment income (loss)	16,254,542

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,621,782
Futures contract transactions	(661,010)
Swap agreement transactions	(1,503,063)
457,709

Change in net unrealized appreciation (depreciation) on:
Investments	(30,208,217)
Futures contracts	(15,776)
Swap agreements	1,357,707
(28,866,286)

Net realized and unrealized gain (loss)	(28,408,577)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,154,035)

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$16,254,542	$15,457,873
Net realized gain (loss)	457,709	7,773,491
Change in net unrealized appreciation (depreciation)	(28,866,286)	(3,232,831)
Net increase (decrease) in net assets resulting from operations	(12,154,035)	19,998,533

Distributions to Shareholders
From net investment income:
Investor Class	(11,962,368)	(12,316,295)
Institutional Class	(6,159,417)	(4,438,684)
A Class	(1,701,621)	(1,798,457)
C Class	(38,431)	(25,760)
R Class	(44,844)	(39,017)
From net realized gains:
Investor Class	(2,176,091)	—
Institutional Class	(1,157,654)	—
A Class	(346,871)	—
C Class	(13,481)	—
R Class	(11,282)	—
Decrease in net assets from distributions	(23,612,060)	(18,618,213)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(182,321,504)	(14,972,416)

Net increase (decrease) in net assets	(218,087,599)	(13,592,096)

Net Assets
Beginning of period	1,104,534,266	1,118,126,362
End of period	$886,446,667	$1,104,534,266

Distributions in excess of net investment income	$(86,376)	$(40,817)

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.46% for the Investor Class, A Class, C Class and R Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $2,375,229,350 and $2,685,977,716, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	14,575,814	$163,531,893	21,093,777	$236,058,489
Issued in reinvestment of distributions	1,183,129	13,187,238	1,020,304	11,420,220
Redeemed	(20,872,389)	(232,764,948)	(29,149,322)	(326,203,071)
	(5,113,446)	(56,045,817)	(7,035,241)	(78,724,362)
Institutional Class
Sold	12,165,639	136,380,075	14,673,398	164,421,999
Issued in reinvestment of distributions	612,357	6,838,688	365,194	4,086,274
Redeemed	(23,128,062)	(255,932,724)	(6,935,815)	(77,486,931)
	(10,350,066)	(112,713,961)	8,102,777	91,021,342
A Class
Sold	3,563,385	39,906,517	7,605,233	84,992,805
Issued in reinvestment of distributions	106,484	1,186,709	87,500	978,882
Redeemed	(4,828,863)	(54,090,832)	(10,175,667)	(113,730,088)
	(1,158,994)	(12,997,606)	(2,482,934)	(27,758,401)
C Class
Sold	89,865	1,015,041	134,013	1,502,951
Issued in reinvestment of distributions	4,415	49,075	2,142	23,965
Redeemed	(182,918)	(2,021,974)	(58,620)	(654,366)
	(88,638)	(957,858)	77,535	872,550
R Class
Sold	119,556	1,338,920	86,662	970,114
Issued in reinvestment of distributions	4,110	45,731	3,048	34,089
Redeemed	(88,288)	(990,913)	(124,625)	(1,387,748)
	35,378	393,738	(34,915)	(383,545)
Net increase (decrease)	(16,675,766)	$(182,321,504)	(1,372,778)	$(14,972,416)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$403,936,946	—
U.S. Treasury Securities and Equivalents	—	325,767,539	—
Collateralized Mortgage Obligations	—	196,138,382	—
U.S. Government Agency Securities	—	25,131,872	—
Temporary Cash Investments	$63,320	27,406,000	—
	$63,320	$978,380,739	—
Other Financial Instruments
Swap Agreements	—	$89,717	—

Liabilities
Other Financial Instruments
Futures Contracts	$45,163	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 220 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $23,666,667.

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Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$22,266	Payable for variation margin on futures contracts*	–
Other Contracts	Swap agreements	34,774	Swap agreements	–
Other Contracts	Receivable for variation margin on swap agreements*	9,365	Payable for variation margin on swap agreements*	–
		$66,405		–

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared total return swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(661,010)	Change in net unrealized appreciation (depreciation) on futures contracts	$(15,776)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,503,063)	Change in net unrealized appreciation (depreciation) on swap agreements	1,357,707
		$(2,164,073)		$1,341,931

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$23,612,060	$18,618,213
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$971,768,376
Gross tax appreciation of investments	$14,642,672
Gross tax depreciation of investments	(7,966,989)
Net tax appreciation (depreciation) of investments	6,675,683
Net tax appreciation (depreciation) on derivatives	88,076
Net tax appreciation (depreciation)	$6,763,759
Other book-to-tax adjustments	$(541,469)
Undistributed ordinary income	—
Post-October capital loss deferral	$(6,649,083)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$11.32	0.17	(0.29)	(0.12)	(0.21)	(0.04)	(0.25)	$10.95	(1.10)%	0.47%	1.52%	206%	$591,709
2016	$11.30	0.16	0.05	0.21	(0.19)	—	(0.19)	$11.32	1.89%	0.47%	1.41%	280%	$669,187
2015	$10.99	0.16	0.33	0.49	(0.18)	—	(0.18)	$11.30	4.54%	0.47%	1.39%	270%	$747,496
2014	$11.39	0.15	(0.33)	(0.18)	(0.20)	(0.02)	(0.22)	$10.99	(1.58)%	0.47%	1.34%	209%	$848,786
2013	$11.43	0.18	0.09	0.27	(0.24)	(0.07)	(0.31)	$11.39	2.36%	0.47%	1.59%	184%	$1,074,464
Institutional Class
2017	$11.31	0.19	(0.28)	(0.09)	(0.23)	(0.04)	(0.27)	$10.95	(0.82)%	0.27%	1.72%	206%	$192,380
2016	$11.29	0.18	0.05	0.23	(0.21)	—	(0.21)	$11.31	2.10%	0.27%	1.61%	280%	$315,881
2015	$10.99	0.18	0.33	0.51	(0.21)	—	(0.21)	$11.29	4.65%	0.27%	1.59%	270%	$223,807
2014	$11.38	0.17	(0.31)	(0.14)	(0.23)	(0.02)	(0.25)	$10.99	(1.29)%	0.27%	1.54%	209%	$242,958
2013	$11.42	0.20	0.09	0.29	(0.26)	(0.07)	(0.33)	$11.38	2.56%	0.27%	1.79%	184%	$397,188

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$11.31	0.14	(0.28)	(0.14)	(0.18)	(0.04)	(0.22)	$10.95	(1.26)%	0.72%	1.27%	206%	$95,637
2016	$11.29	0.13	0.05	0.18	(0.16)	—	(0.16)	$11.31	1.64%	0.72%	1.16%	280%	$111,920
2015	$10.99	0.13	0.33	0.46	(0.16)	—	(0.16)	$11.29	4.18%	0.72%	1.14%	270%	$139,772
2014	$11.39	0.12	(0.32)	(0.20)	(0.18)	(0.02)	(0.20)	$10.99	(1.82)%	0.72%	1.09%	209%	$153,830
2013	$11.43	0.16	0.08	0.24	(0.21)	(0.07)	(0.28)	$11.39	2.10%	0.72%	1.34%	184%	$206,394
C Class
2017	$11.31	0.06	(0.28)	(0.22)	(0.10)	(0.04)	(0.14)	$10.95	(2.00)%	1.47%	0.52%	206%	$3,359
2016	$11.29	0.05	0.05	0.10	(0.08)	—	(0.08)	$11.31	0.88%	1.47%	0.41%	280%	$4,473
2015	$10.99	0.04	0.33	0.37	(0.07)	—	(0.07)	$11.29	3.41%	1.47%	0.39%	270%	$3,590
2014	$11.38	0.04	(0.32)	(0.28)	(0.09)	(0.02)	(0.11)	$10.99	(2.47)%	1.47%	0.34%	209%	$2,361
2013	$11.42	0.07	0.08	0.15	(0.12)	(0.07)	(0.19)	$11.38	1.35%	1.47%	0.59%	184%	$4,166
R Class
2017	$11.31	0.11	(0.28)	(0.17)	(0.15)	(0.04)	(0.19)	$10.95	(1.51)%	0.97%	1.02%	206%	$3,362
2016	$11.29	0.10	0.05	0.15	(0.13)	—	(0.13)	$11.31	1.39%	0.97%	0.91%	280%	$3,073
2015	$10.99	0.10	0.33	0.43	(0.13)	—	(0.13)	$11.29	3.92%	0.97%	0.89%	270%	$3,462
2014	$11.38	0.09	(0.31)	(0.22)	(0.15)	(0.02)	(0.17)	$10.99	(1.98)%	0.97%	0.84%	209%	$3,380
2013	$11.42	0.12	0.09	0.21	(0.18)	(0.07)	(0.25)	$11.38	1.85%	0.97%	1.09%	184%	$3,148

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board Trustees of the American Century Government Income Trust and Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds constituting the American Century Government Income Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Government Income Trust:

	Affirmative	Withhold
Tanya S. Beder	$5,076,785,359	$123,110,513
Jeremy I. Bulow	$5,072,465,600	$127,430,272
Anne Casscells	$5,067,721,405	$132,174,467
Jonathan D. Levin	$5,062,394,276	$137,501,596
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,277,071 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 1705

Annual Report

March 31, 2017

Inflation-Adjusted Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	1.57%	0.48%	3.86%	—	2/10/97
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	1.48%	0.97%	4.23%	—	—
Institutional Class	AIANX	1.78%	0.71%	4.08%	—	10/1/02
A Class	AIAVX					6/15/98
No sales charge		1.32%	0.24%	3.61%	—
With sales charge		-3.22%	-0.68%	3.13%	—
C Class	AINOX	0.55%	-0.50%	—	1.95%	3/1/10
R Class	AIARX	1.06%	-0.01%	—	2.46%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $14,610

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $15,142

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.47%	0.27%	0.72%	1.47%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond advanced 1.57%* for the 12 months ended March 31, 2017. By comparison, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 1.48%. Fund returns reflect operating expenses, while index return do not.

The absolute returns for Inflation-Adjusted Bond and the Bloomberg Barclays index reflect the generally positive backdrop for TIPS as inflation increased. The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started the period at 0.9% and climbed to 2.4% by March 2017. Much of the gain was due to a sharp rebound in oil prices, a key contributor to headline CPI. For the 12-month period, West Texas Intermediate Crude increased 36.87%, while Brent crude gained 45.50%. Long-term inflation expectations also moved higher, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries), which increased from 163 basis points (one basis point equals 0.01%) at the end of March 2016 to 198 basis points at the end of March 2017. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.98% or higher). Against this backdrop of rising inflation, TIPS generally outperformed nominal Treasuries and the broad U.S. investment-grade bond market.

The fund and index returns also reflect the challenging environment for Treasury securities during the period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher, including TIPS yields. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities over Treasuries and other high-quality securities. The portfolio’s exposure to fixed-income securities not represented in the Bloomberg Barclays index primarily accounted for the fund’s relative outperformance.

Exposure to Non-TIPS Sectors Aided Relative Results

Approximately 84% of the portfolio was invested in TIPS at the end of March 2017. The remainder was invested in out-of-index securities, including securitized bonds, investment-grade corporate securities, and non-U.S. dollar securities.

Within the securitized allocation, we invested in collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities, all of which contributed to the portfolio’s outperformance. Positions in corporate bonds also aided results relative to the all-TIPS index. In particular, a small position in high-yield corporate bonds lifted performance during the first half of the reporting period, as improving oil prices and investor demand for yield drove high-yield bond returns higher. We took profits in and exited the high-yield corporate bond position during the third calendar quarter of 2016. The portfolio’s non-dollar securities, which primarily consisted of European financials sector bonds and Portugal sovereign securities, also contributed to relative performance. We exited a position in European banking industry securities and reduced exposure to Portugal sovereign securities during the third calendar quarter of 2016.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and securitized bonds. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation, which contributed to performance as longer-term inflation expectations increased.

Duration Strategy Modestly Weighed on Results Following the Election

Prior to the U.S. presidential election in November, we established a slightly long duration position (greater price sensitivity to interest rate changes), under the assumption that a Donald Trump victory might cause a Treasury rally/flight to quality. That happened briefly, but it quickly gave way to the “Trump reflation trade,” sending Treasury yields soaring. We exited the long-duration position shortly after the election, but it was a modest performance detractor in the fourth quarter of 2016. Other than this brief period surrounding the election, the portfolio’s duration was neutral relative to the index.

Portfolio Positioning

Portfolio positioning continues to reflect our observations that year-over-year headline inflation in the U.S. is gradually moving higher and recently surpassed core inflation, which was between 2.1% and 2.3% for 15 consecutive months before dipping to 2.0% in March. Against this backdrop, we believe TIPS appear attractively valued, given possibly higher inflation expectation levels. We will also continue to look for opportunities to add value from out-of-index securities, including corporate and securitized bonds, non-dollar bonds, and swaps. We continue to believe stabilization in commodities prices coupled with a shift to pro-growth policies and potential protectionist actions from President Trump’s administration eventually will create higher inflation than is currently priced into the bond market.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	6.1 years
Weighted Average Life	8.8 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	84.2%
Commercial Mortgage-Backed Securities	4.0%
Corporate Bonds	3.2%
Collateralized Mortgage Obligations	2.4%
U.S. Government Agency Securities	1.8%
Asset-Backed Securities	1.3%
Sovereign Governments and Agencies	0.8%
Municipal Securities	0.1%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$987.30	$2.33	0.47%
Institutional Class	$1,000	$989.20	$1.34	0.27%
A Class	$1,000	$986.80	$3.57	0.72%
C Class	$1,000	$982.90	$7.27	1.47%
R Class	$1,000	$984.70	$4.80	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. TREASURY SECURITIES — 84.2%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	$99,756,915	$118,040,661
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	63,234,835	71,592,394
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	46,157,173	61,429,428
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	28,313,045	34,662,330
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	29,993,047	41,536,831
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	18,552,632	26,093,887
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	42,725,355	53,994,809
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	63,885,888	81,144,341
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	77,394,240	74,568,421
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	47,762,105	44,505,063
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	93,452,281	103,229,912
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	33,058,293	31,533,182
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	3,024,016	3,074,102
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	20,137,140	21,189,970
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	98,734,245	100,209,236
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	46,981,228	49,926,293
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	109,630,983	111,301,430
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	171,794,395	181,856,736
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	52,803,329	55,617,694
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	66,613,300	67,341,250
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	102,669,621	106,552,997
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	160,917,343	162,236,543
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	98,016,288	98,840,213
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	128,167,704	128,194,876
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	57,612,792	58,577,115
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	106,178,940	108,780,749
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	67,308,794	66,740,035
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	96,651,490	95,898,092
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25	131,543,936	151,824,854
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	147,693,966	148,157,430
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	59,902,092	61,039,034
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/26	165,147,762	187,563,432
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	21,583,290	21,074,486
TOTAL U.S. TREASURY SECURITIES (Cost $2,618,043,560)		2,728,327,826
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 4.0%
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A SEQ, 3.22%, 4/14/33(3)	6,975,000	7,031,067
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	8,625,000	8,837,056
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/17	7,100,000	7,596,030
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/17	8,000,000	8,335,237

10

		Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/17		$6,575,000	$6,654,869
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35(3)		7,425,000	7,456,046
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/17		4,500,000	4,701,528
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)		10,000,000	10,120,858
GS Mortgage Securities Corp. II, Series 2015-GC28, Class A5, 3.40%, 2/10/48		10,000,000	10,153,303
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/17(3)		8,350,000	8,507,125
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47		12,520,000	12,990,652
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50		8,860,000	8,959,675
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46		4,000,000	4,283,688
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46		3,000,000	3,215,536
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 2.31%, 4/15/17(3)		9,725,000	9,755,622
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49		5,700,000	5,519,772
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49		6,600,000	6,439,650
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $130,660,235)			130,557,714
CORPORATE BONDS — 3.2%
Banks — 0.5%
Branch Banking & Trust Co., 3.80%, 10/30/26		650,000	675,953
Citigroup, Inc., 4.45%, 9/29/27		570,000	579,600
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	4,000,000	4,526,311
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	5,000,000	6,202,681
JPMorgan Chase & Co., 3.125%, 1/23/25		$990,000	974,727
JPMorgan Chase & Co., 4.95%, 6/1/45		490,000	517,183
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,300,000	1,385,646
U.S. Bank N.A., 2.80%, 1/27/25		$500,000	491,373
Wells Fargo & Co., MTN, 4.60%, 4/1/21		990,000	1,064,806
Wells Fargo & Co., MTN, 3.55%, 9/29/25		500,000	504,198
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	251,681
			17,174,159
Biotechnology†
Gilead Sciences, Inc., 4.40%, 12/1/21		990,000	1,063,387
Communications Equipment†
Cisco Systems, Inc., 3.00%, 6/15/22		500,000	512,237
Consumer Finance — 0.1%
American Express Credit Corp., 2.125%, 7/27/18		990,000	995,454
Capital One Bank USA N.A., 2.30%, 6/5/19		1,000,000	1,002,536
Caterpillar Financial Services Corp., MTN, 2.625%, 3/1/23		1,000,000	990,072
Synchrony Financial, 3.00%, 8/15/19		240,000	243,855
			3,231,917

11

		Principal Amount	Value
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		$490,000	$468,569
Catholic Health Initiatives, 2.95%, 11/1/22		550,000	532,452
			1,001,021
Diversified Financial Services — 0.2%
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	5,000,000	5,504,078
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45		$500,000	510,578
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		490,000	520,154
			6,534,810
Diversified Telecommunication Services†
Verizon Communications, Inc., 4.40%, 11/1/34		130,000	123,359
Food Products†
Kraft Heinz Foods Co., 5.20%, 7/15/45		490,000	509,744
Unilever Capital Corp., 2.20%, 3/6/19		500,000	504,611
			1,014,355
Gas Utilities — 0.4%
Energy Transfer Partners LP, 4.05%, 3/15/25		3,550,000	3,522,086
Enterprise Products Operating LLC, 3.75%, 2/15/25		3,880,000	3,908,204
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		4,000,000	4,342,992
			11,773,282
Health Care Equipment and Supplies†
Becton Dickinson and Co., 3.73%, 12/15/24		250,000	257,738
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 3.25%, 6/10/24		500,000	513,371
McDonald's Corp., MTN, 4.60%, 5/26/45		490,000	501,798
			1,015,169
Insurance — 0.2%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	5,000,000	6,262,880
Chubb INA Holdings, Inc., 3.15%, 3/15/25		$1,000,000	1,002,761
			7,265,641
Machinery†
Deere & Co., 2.60%, 6/8/22		520,000	520,951
Media — 0.1%
Comcast Corp., 6.40%, 5/15/38		1,500,000	1,916,416
Time Warner, Inc., 3.60%, 7/15/25		740,000	732,911
Walt Disney Co. (The), MTN, 4.125%, 6/1/44		779,000	803,938
			3,453,265
Multi-Utilities — 0.3%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		2,000,000	1,984,500
Dominion Resources, Inc., 6.40%, 6/15/18		3,250,000	3,422,032
Duke Energy Corp., 3.55%, 9/15/21		1,000,000	1,037,710
Duke Energy Progress LLC, 4.15%, 12/1/44		500,000	508,827
Georgia Power Co., 4.30%, 3/15/42		1,000,000	964,183
MidAmerican Energy Co., 4.40%, 10/15/44		690,000	734,465
Potomac Electric Power Co., 3.60%, 3/15/24		500,000	517,227
			9,168,944

12

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.2%
Anadarko Petroleum Corp., 5.55%, 3/15/26	$2,880,000	$3,201,448
BP Capital Markets plc, 2.50%, 11/6/22	520,000	509,988
BP Capital Markets plc, 2.75%, 5/10/23	280,000	276,689
Chevron Corp., 2.43%, 6/24/20	150,000	151,692
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	500,000	500,120
Concho Resources, Inc., 4.375%, 1/15/25	2,710,000	2,740,488
ConocoPhillips Co., 3.35%, 5/15/25	990,000	995,298
Continental Resources, Inc., 3.80%, 6/1/24	2,880,000	2,700,000
Lukoil International Finance BV, 4.75%, 11/2/26(3)	5,000,000	5,086,000
Marathon Oil Corp., 3.85%, 6/1/25	2,000,000	1,969,508
Marathon Oil Corp., 5.20%, 6/1/45	2,000,000	1,978,138
Newfield Exploration Co., 5.375%, 1/1/26	3,510,000	3,683,394
Occidental Petroleum Corp., 4.625%, 6/15/45	980,000	1,026,586
Petroleos Mexicanos, 4.625%, 9/21/23	2,700,000	2,722,275
Petroleos Mexicanos, 4.875%, 1/18/24	3,800,000	3,843,700
Statoil ASA, 2.65%, 1/15/24	495,000	486,506
Suncor Energy, Inc., 6.50%, 6/15/38	3,350,000	4,224,454
Total Capital International SA, 2.10%, 6/19/19	990,000	995,711
		37,091,995
Pharmaceuticals†
Roche Holdings, Inc., 3.35%, 9/30/24(3)	490,000	503,967
Road and Rail — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	1,000,000	996,454
Norfolk Southern Corp., 3.85%, 1/15/24	325,000	340,747
Union Pacific Corp., 3.25%, 1/15/25	490,000	499,246
		1,836,447
Software — 0.1%
Adobe Systems, Inc., 3.25%, 2/1/25	490,000	495,468
Microsoft Corp., 2.125%, 11/15/22	560,000	549,274
Oracle Corp., 2.65%, 7/15/26	370,000	352,708
		1,397,450
TOTAL CORPORATE BONDS (Cost $104,797,300)		104,940,094
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 2.4%
Private Sponsor Collateralized Mortgage Obligations — 1.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	514,786	523,049
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	956,792	985,913
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	1,823,264	1,829,189
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 4/25/17	925,036	959,024
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,661,372	1,674,444
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 4/1/17(3)	6,285,000	6,176,039
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/17(3)	5,997,379	6,062,037

13

	Principal Amount	Value
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 4/1/17	$420,495	$433,367
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/17	607,652	614,473
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	3,097,602	3,191,120
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/17(3)	3,965,231	4,008,573
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.16%, 4/1/17	1,463,792	1,521,954
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.72%, 4/25/17	1,771,919	1,637,465
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,726,275	1,813,781
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.07%, 4/1/17	4,012,839	4,200,357
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.07%, 4/1/17	8,791,460	8,994,450
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/17(3)	3,243,059	3,269,361
		47,894,596
U.S. Government Agency Collateralized Mortgage Obligations — 0.9%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	3,354,199	3,551,428
FNMA, Series 2014-C02, Class 1M2, VRN, 3.58%, 4/25/17	6,000,000	6,126,920
FNMA, Series 2016-C04, Class 1M2, VRN, 5.23%, 4/25/17	7,730,000	8,215,908
FNMA, Series 2016-C05, Class 2M2, VRN, 5.43%, 4/25/17	5,450,000	5,830,060
FNMA, Series 2017-C01, Class 1M2, VRN, 4.53%, 4/25/17	5,000,000	5,066,637
		28,790,953
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $75,806,995)		76,685,549
U.S. GOVERNMENT AGENCY SECURITIES — 1.8%
FHLMC, 6.25%, 7/15/32	18,450,000	25,681,736
FNMA, 6.625%, 11/15/30	22,100,000	31,206,437
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $60,256,426)		56,888,173
ASSET-BACKED SECURITIES(2) — 1.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	13,000,000	13,035,429
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.25%, 4/7/17(3)	3,685,960	3,682,804
Hertz Fleet Lease Funding LP, Series 2013-3, Class B, VRN, 1.91%, 4/10/17(3)	4,275,000	4,275,915
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	1,107,938	1,104,778
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	5,872,867	5,803,310
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.77%, 4/17/17(3)	5,079,874	5,083,609
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(3)	4,148,701	4,135,541
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)	3,339,760	3,313,739
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	2,207,605	2,213,923
TOTAL ASSET-BACKED SECURITIES (Cost $42,864,362)		42,649,048

14

		Principal Amount/Shares	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Portugal — 0.5%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(3)	EUR	14,750,000	$15,161,683
Russia — 0.2%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$4,000,000	7,058,150
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(3)		3,000,000	2,949,405
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $26,021,321)			25,169,238
MUNICIPAL SECURITIES — 0.1%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		535,000	725,947
City Public Service Board of San Antonio Rev., 5.99%, 2/1/39		250,000	320,300
Los Angeles Community College District GO, 6.75%, 8/1/49		250,000	364,075
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39		295,000	362,540
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		250,000	337,220
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51		250,000	282,895
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40		270,000	318,149
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50		125,000	176,754
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32		250,000	305,107
TOTAL MUNICIPAL SECURITIES (Cost $3,022,081)			3,192,987
TEMPORARY CASH INVESTMENTS — 2.6%
Credit Agricole Corporate and Investment Bank, 0.80%, 4/3/17(4)		10,000,000	9,999,263
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $26,653,569), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $26,111,810)			26,110,352
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $48,329,860), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $47,380,869)			47,380,000
State Street Institutional U.S. Government Money Market Fund, Premier Class		21,757	21,757
TOTAL TEMPORARY CASH INVESTMENTS (Cost $83,511,670)			83,511,372
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $3,144,983,950)			3,251,922,001
OTHER ASSETS AND LIABILITIES — (0.4)%			(12,921,621)
TOTAL NET ASSETS — 100.0%			$3,239,000,380

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,220,424	EUR	35,943,916	JPMorgan Chase Bank N.A.	6/21/17	$(266,014)

15

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
421	U.S. Treasury 5-Year Notes	June 2017	$49,562,883	$(84,992)
523	U.S. Treasury 2-Year Notes	June 2017	113,204,985	(82,878)
			$162,767,868	$(167,870)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
100	U.S. Treasury 10-Year Ultra Notes	June 2017	$13,389,062	$20,841
313	U.S. Treasury Long Bonds	June 2017	47,214,094	300,399
			$60,603,156	$321,240

SWAP AGREEMENTS

CENTRALLY CLEARED TOTAL RETURN
Floating Rate Referenced Index	Notional Amount	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)	Value
U.S. CPI Urban Consumers NSA Index	$1,500,000	Receive	2.24%	11/15/26	$6,964	$7,461
U.S. CPI Urban Consumers NSA Index	1,500,000	Receive	2.28%	11/16/26	2,047	2,543
					$9,011	$10,004

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	$(267,172)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(690,558)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(500,844)
Bank of America N.A.	50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	(4,832,785)
Bank of America N.A.	12,800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	355,384
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(519,980)
Bank of America N.A.	11,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(759,250)

16

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$29,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.08%	3/3/25	$(59,479)
Bank of America N.A.	24,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.14%	7/2/25	(3,255)
Bank of America N.A.	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	469,725
Bank of America N.A.	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/15/26	32,723
Bank of America N.A.	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.29%	11/16/26	6,813
Bank of America N.A.	9,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	16,598
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,712,886)
Barclays Bank plc	39,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.71%	2/5/20	196,615
Barclays Bank plc	16,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(1,231,262)
Barclays Bank plc	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(497,969)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(661,201)
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	53,696
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	15,407
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/21/26	36,007
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(4,311,878)
Barclays Bank plc	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(2,870,120)
Goldman Sachs & Co.	12,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	58,733
Goldman Sachs & Co.	12,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	14,557
						$(18,662,381)

17

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $20,986,875.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $140,765,007, which represented 4.3% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $3,144,983,950)	$3,251,922,001
Cash	11,455
Foreign currency holdings, at value (cost of $1,278,523)	1,249,278
Receivable for capital shares sold	2,901,287
Receivable for variation margin on swap agreements	1,476
Swap agreements, at value	1,256,258
Interest receivable	9,133,592
3,266,475,347

Liabilities
Payable for capital shares redeemed	6,135,689
Payable for variation margin on futures contracts	17,570
Unrealized depreciation on forward foreign currency exchange contracts	266,014
Swap agreements, at value	19,918,639
Accrued management fees	1,052,365
Distribution and service fees payable	84,690
27,474,967

Net Assets	$3,239,000,380

Net Assets Consist of:
Capital paid in	$3,119,288,296
Undistributed net investment income	44,141,655
Accumulated net realized loss	(12,568,337)
Net unrealized appreciation	88,138,766
$3,239,000,380

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,702,007,660	145,448,423	$11.70
Institutional Class	$1,206,043,624	103,127,718	$11.69
A Class	$288,057,512	24,683,638	$11.67*
C Class	$15,971,943	1,368,029	$11.68
R Class	$26,919,641	2,296,717	$11.72
*Maximum offering price $12.22 (net asset value divided by 0.955).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$86,836,031

Expenses:
Management fees	11,628,027
Distribution and service fees:
A Class	631,970
C Class	156,679
R Class	104,199
Trustees' fees and expenses	180,658
Other expenses	125,917
12,827,450

Net investment income (loss)	74,008,581

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,724,608
Futures contract transactions	(2,701,031)
Swap agreement transactions	4,616,635
Foreign currency transactions	2,424,315
16,064,527

Change in net unrealized appreciation (depreciation) on:
Investments	(53,316,310)
Futures contracts	(962,677)
Swap agreements	7,526,003
Translation of assets and liabilities in foreign currencies	2,460,358
(44,292,626)

Net realized and unrealized gain (loss)	(28,228,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,780,482

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$74,008,581	$51,158,466
Net realized gain (loss)	16,064,527	2,523,506
Change in net unrealized appreciation (depreciation)	(44,292,626)	(30,450,556)
Net increase (decrease) in net assets resulting from operations	45,780,482	23,231,416

Distributions to Shareholders
From net investment income:
Investor Class	(30,550,960)	(15,071,866)
Institutional Class	(23,478,292)	(12,922,998)
A Class	(4,393,478)	(1,473,944)
C Class	(147,812)	(20,799)
R Class	(316,367)	(82,927)
From net realized gains:
Investor Class	(2,156,218)	—
Institutional Class	(1,446,439)	—
A Class	(355,414)	—
C Class	(20,069)	—
R Class	(26,621)	—
Decrease in net assets from distributions	(62,891,670)	(29,572,534)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	384,610,733	(282,996,505)

Net increase (decrease) in net assets	367,499,545	(289,337,623)

Net Assets
Beginning of period	2,871,500,835	3,160,838,458
End of period	$3,239,000,380	$2,871,500,835

Undistributed net investment income	$44,141,655	$24,348,914

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

22

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

23

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 29% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.46% for the Investor Class, A Class, C Class and R Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $898,104,418, of which $789,551,944 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 totaled $608,088,633, of which $461,089,381 represented U.S. Treasury and Government Agency obligations.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	51,248,431	$604,221,301	21,945,595	$253,001,152
Issued in reinvestment of distributions	2,673,483	30,907,276	1,253,414	14,219,153
Redeemed	(35,692,644)	(419,289,226)	(50,118,363)	(578,322,342)
	18,229,270	215,839,351	(26,919,354)	(311,102,037)
Institutional Class
Sold	30,718,916	360,317,454	27,617,494	317,986,634
Issued in reinvestment of distributions	2,123,356	24,512,586	1,126,407	12,766,690
Redeemed	(27,290,347)	(321,183,670)	(21,761,803)	(249,774,087)
	5,551,925	63,646,370	6,982,098	80,979,237
A Class
Sold	15,397,244	181,152,682	6,058,850	69,555,581
Issued in reinvestment of distributions	360,403	4,156,469	120,982	1,369,157
Redeemed	(7,583,679)	(88,890,865)	(10,401,642)	(119,247,260)
	8,173,968	96,418,286	(4,221,810)	(48,322,522)
C Class
Sold	512,861	6,014,269	345,759	3,982,128
Issued in reinvestment of distributions	10,282	118,776	1,332	15,021
Redeemed	(566,047)	(6,664,795)	(698,461)	(8,032,501)
	(42,904)	(531,750)	(351,370)	(4,035,352)
R Class
Sold	1,310,183	15,324,685	730,544	8,407,673
Issued in reinvestment of distributions	26,190	303,122	6,548	74,287
Redeemed	(541,647)	(6,389,331)	(782,117)	(8,997,791)
	794,726	9,238,476	(45,025)	(515,831)
Net increase (decrease)	32,706,985	$384,610,733	(24,555,461)	$(282,996,505)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,728,327,826	—
Commercial Mortgage-Backed Securities	—	130,557,714	—
Corporate Bonds	—	104,940,094	—
Collateralized Mortgage Obligations	—	76,685,549	—
U.S. Government Agency Securities	—	56,888,173	—
Asset-Backed Securities	—	42,649,048	—
Sovereign Governments and Agencies	—	25,169,238	—
Municipal Securities	—	3,192,987	—
Temporary Cash Investments	$21,757	83,489,615	—
	$21,757	$3,251,900,244	—
Other Financial Instruments
Futures Contracts	$321,240	—	—
Swap Agreements	—	$1,266,262	—
	$321,240	$1,266,262	—

Liabilities
Other Financial Instruments
Futures Contracts	$167,870	—	—
Swap Agreements	—	$19,918,639	—
Forward Foreign Currency Exchange Contracts	—	266,014	—
	$167,870	$20,184,653	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $69,583,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on

26

foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $113,134,538.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 1,930 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $342,691,667.

Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$266,014
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	17,570
Other Contracts	Swap agreements	$1,256,258	Swap agreements	19,918,639
Other Contracts	Receivable for variation margin on swap agreements*	1,476	Payable for variation margin on swap agreements*	—
		$1,257,734		$20,202,223

* Included in the unrealized appreciation (depreciation) on centrally cleared total return swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$4,616,673	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,539,816)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,475,242	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	2,545,521
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,701,031)	Change in net unrealized appreciation (depreciation) on futures contracts	(962,677)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(38)	Change in net unrealized appreciation (depreciation) on swap agreements	10,065,819
		$4,390,846		$9,108,847

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$58,894,045	$29,572,534
Long-term capital gains	$3,997,625	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,147,056,359
Gross tax appreciation of investments	$127,791,784
Gross tax depreciation of investments	(22,926,142)
Net tax appreciation (depreciation) of investments	104,865,642
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(18,686,641)
Net tax appreciation (depreciation)	$86,179,001
Other book-to-tax adjustments	$(7,594,467)
Undistributed ordinary income	$43,875,641
Post-October capital loss deferral	$(2,748,091)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$11.76	0.28	(0.09)	0.19	(0.23)	(0.02)	(0.25)	$11.70	1.57%	0.47%	2.42%	21%	$1,702,008
2016	$11.76	0.20	(0.09)	0.11	(0.11)	—	(0.11)	$11.76	0.98%	0.47%	1.69%	14%	$1,496,429
2015	$11.73	0.08	0.17	0.25	(0.18)	(0.04)	(0.22)	$11.76	2.14%	0.47%	0.61%	18%	$1,813,395
2014	$13.13	0.23	(1.18)	(0.95)	(0.17)	(0.28)	(0.45)	$11.73	(7.20)%	0.47%	1.81%	17%	$1,894,824
2013	$12.85	0.23	0.46	0.69	(0.30)	(0.11)	(0.41)	$13.13	5.36%	0.47%	1.69%	27%	$3,514,082
Institutional Class
2017	$11.76	0.31	(0.11)	0.20	(0.25)	(0.02)	(0.27)	$11.69	1.78%	0.27%	2.62%	21%	$1,206,044
2016	$11.76	0.21	(0.08)	0.13	(0.13)	—	(0.13)	$11.76	1.19%	0.27%	1.89%	14%	$1,147,155
2015	$11.74	0.07	0.21	0.28	(0.22)	(0.04)	(0.26)	$11.76	2.37%	0.27%	0.81%	18%	$1,065,257
2014	$13.13	0.23	(1.14)	(0.91)	(0.20)	(0.28)	(0.48)	$11.74	(6.94)%	0.27%	2.01%	17%	$901,517
2013	$12.85	0.24	0.47	0.71	(0.32)	(0.11)	(0.43)	$13.13	5.57%	0.27%	1.89%	27%	$1,067,297
A Class
2017	$11.73	0.25	(0.09)	0.16	(0.20)	(0.02)	(0.22)	$11.67	1.32%	0.72%	2.17%	21%	$288,058
2016	$11.73	0.18	(0.10)	0.08	(0.08)	—	(0.08)	$11.73	0.73%	0.72%	1.44%	14%	$193,664
2015	$11.69	0.08	0.13	0.21	(0.13)	(0.04)	(0.17)	$11.73	1.83%	0.72%	0.36%	18%	$243,242
2014	$13.08	0.20	(1.17)	(0.97)	(0.14)	(0.28)	(0.42)	$11.69	(7.38)%	0.72%	1.56%	17%	$340,625
2013	$12.80	0.20	0.45	0.65	(0.26)	(0.11)	(0.37)	$13.08	5.12%	0.72%	1.44%	27%	$708,663

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$11.74	0.17	(0.10)	0.07	(0.11)	(0.02)	(0.13)	$11.68	0.55%	1.47%	1.42%	21%	$15,972
2016	$11.76	0.08	(0.09)	(0.01)	(0.01)	—	(0.01)	$11.74	(0.05)%	1.47%	0.69%	14%	$16,558
2015	$11.68	(0.03)	0.17	0.14	(0.02)	(0.04)	(0.06)	$11.76	1.21%	1.47%	(0.39)%	18%	$20,716
2014	$13.09	0.10	(1.17)	(1.07)	(0.06)	(0.28)	(0.34)	$11.68	(8.14)%	1.47%	0.81%	17%	$24,009
2013	$12.81	0.07	0.49	0.56	(0.17)	(0.11)	(0.28)	$13.09	4.34%	1.47%	0.69%	27%	$46,414
R Class
2017	$11.78	0.22	(0.09)	0.13	(0.17)	(0.02)	(0.19)	$11.72	1.06%	0.97%	1.92%	21%	$26,920
2016	$11.78	0.13	(0.08)	0.05	(0.05)	—	(0.05)	$11.78	0.48%	0.97%	1.19%	14%	$17,695
2015	$11.72	0.02	0.17	0.19	(0.09)	(0.04)	(0.13)	$11.78	1.60%	0.97%	0.11%	18%	$18,228
2014	$13.11	0.11	(1.11)	(1.00)	(0.11)	(0.28)	(0.39)	$11.72	(7.60)%	0.97%	1.31%	17%	$18,318
2013	$12.83	0.08	0.54	0.62	(0.23)	(0.11)	(0.34)	$13.11	4.85%	0.97%	1.19%	27%	$13,044

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Government Income Trust and Shareholders of the Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds constituting the American Century Government Income Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Government Income Trust:

	Affirmative	Withhold
Tanya S. Beder	$5,076,785,359	$123,110,513
Jeremy I. Bulow	$5,072,465,600	$127,430,272
Anne Casscells	$5,067,721,405	$132,174,467
Jonathan D. Levin	$5,062,394,276	$137,501,596
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates $3,997,625, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 1705

Annual Report

March 31, 2017

Short-Term Government Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	-0.14%	0.20%	1.69%	—	12/15/82
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	—	0.25%	0.65%	2.07%	—	—
Institutional Class	TWUOX	0.16%	0.42%	—	0.76%	3/1/10
A Class	TWAVX					7/8/98
No sales charge		-0.29%	-0.04%	1.44%	—
With sales charge		-2.51%	-0.48%	1.21%	—
C Class	TWACX	-1.06%	-0.78%	—	-0.44%	3/1/10
R Class	TWARX	-0.62%	-0.30%	—	0.05%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $11,821

Bloomberg Barclays U.S. 1-3 Year Government Bond Index — $12,272

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.55%	0.35%	0.80%	1.55%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government declined -0.14%* for the 12 months ended March 31, 2017. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index advanced 0.25%. Fund returns reflect operating expenses while index returns do not.

The absolute returns of the fund and the index reflect the challenging backdrop for U.S. Treasuries and other government securities during the 12-month period. Improving U.S. and global economic data, optimism surrounding President Trump’s pro-growth policy agenda, and two Federal Reserve (Fed) rate hikes helped push U.S. Treasury yields higher. Against this backdrop, a “risk-on” sentiment prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities over Treasuries, agency mortgage-backed securities (MBS), and other high-quality securities.

Overall, the U.S. Treasury yield curve rose and steepened slightly in the two- to 10-year maturity range for the 12-month period. Yields on short-maturity notes increased due to Fed tightening, while modest gains in U.S. economic growth and inflation pushed longer-maturity yields higher. According to Bloomberg, the yield on the two-year Treasury note increased 54 basis points (one basis points equals 0.01%) for the 12-month period to 1.26%, while the yield on the 10-year Treasury note increased 62 basis points to 2.39%. Against this backdrop, shorter-duration securities (those with less price sensitivity to interest rate changes) generally outperformed longer-duration notes and bonds.

MBS security selection weighed on the fund’s performance early in the period, which detracted from Short-Term Government’s performance relative to the index.

MBS Overweight Aided Results; Security Selection was Mixed

We maintained underweight positions in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. We generally favored MBS for their relative yield advantages versus comparable-maturity Treasuries and government agency securities. Also, the Fed continued to reinvest the interest and principal payments from its MBS holdings back into the sector, which helped performance. Within the sector, we focused on agency mortgage securities backed by both residential and commercial property collateral and collateralized mortgage obligations for their yield advantages and more-predictable payment streams. Early in the period, our holdings in adjustable-rate mortgages (ARMs) slightly underperformed. Concerns about slowing global growth and the U.K.’s vote to exit the European Union (Brexit) led to dovish comments from the Fed and a subdued interest rate outlook. ARMs perform best when interest rate expectations are rising. By the third quarter of 2016, investor sentiment shifted as the markets generally recovered from the Brexit shock, global economic data modestly improved, and interest rates—and rate expectations—moved higher.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Security selection aided performance in the Treasury sector, primarily due to an out-of-index position in Treasury inflation-protected securities (TIPS). Expectations for higher inflation from President Trump’s pro-growth agenda prompted us to add an out-of-index position in TIPS late in 2016. This position aided relative performance as inflation indicators moved higher and TIPS outperformed nominal Treasuries. We increased this position late in the period, when TIPS valuations appeared attractive relative to potential inflation levels.

Portfolio Positioning

We believe the U.S. election results have introduced uncertainty to future U.S. fiscal and monetary policy, which may lead to higher bond market volatility. If President Trump can successfully implement his campaign agenda, we expect higher interest rates and inflation to follow. If new policy measures fall short, if global growth falters, or if geopolitical events escalate, we believe rates could remain low. We believe the pace and magnitude of future Fed interest rate increases will be gradual and have a relatively shallow path dependent on U.S. and global economic factors. We believe two additional Fed rate hikes are likely in 2017. Against this backdrop, we plan to continue to overweight MBS relative to Treasuries and agencies, focusing on structured mortgage products offering yield advantages and more predictable payment streams over traditional pass-through mortgage securities.

6

Fund Characteristics

MARCH 31, 2017
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.4 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	53.0%
Collateralized Mortgage Obligations	26.6%
U.S. Government Agency Mortgage-Backed Securities	10.2%
U.S. Government Agency Securities	6.0%
Temporary Cash Investments	5.3%
Other Assets and Liabilities	(1.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$997.60	$2.74	0.55%
Institutional Class	$1,000	$998.60	$1.74	0.35%
A Class	$1,000	$996.30	$3.98	0.80%
C Class	$1,000	$992.50	$7.70	1.55%
R Class	$1,000	$994.80	$5.22	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 53.0%
AID (Iraq), 2.15%, 1/18/22	$700,000	$700,362
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	7,675,206	7,792,153
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	6,905,188	7,309,639
U.S. Treasury Notes, 0.875%, 1/31/18(1)	1,000,000	998,676
U.S. Treasury Notes, 2.625%, 4/30/18	1,800,000	1,829,320
U.S. Treasury Notes, 1.375%, 7/31/18	18,900,000	18,956,473
U.S. Treasury Notes, 0.75%, 8/31/18	4,000,000	3,977,188
U.S. Treasury Notes, 0.75%, 10/31/18	6,000,000	5,958,162
U.S. Treasury Notes, 1.25%, 10/31/18	8,400,000	8,407,216
U.S. Treasury Notes, 1.25%, 11/15/18	8,300,000	8,306,482
U.S. Treasury Notes, 1.375%, 11/30/18	3,500,000	3,510,048
U.S. Treasury Notes, 1.125%, 1/31/19	27,600,000	27,546,622
U.S. Treasury Notes, 1.50%, 2/28/19	17,800,000	17,884,835
U.S. Treasury Notes, 1.625%, 7/31/19	10,000,000	10,063,670
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $123,328,754)		123,240,846
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 26.6%
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	681,182	697,861
FHLMC, Series 3114, Class FT, VRN, 1.26%, 4/15/17	907,125	905,768
FHLMC, Series 3149, Class LF, VRN, 1.21%, 4/15/17	2,132,446	2,123,711
FHLMC, Series 3200, Class FP, VRN, 1.11%, 4/15/17	1,301,177	1,289,968
FHLMC, Series 3206, Class FE, VRN, 1.31%, 4/15/17	775,620	775,660
FHLMC, Series 3213, Class LF, VRN, 1.13%, 4/15/17	1,826,382	1,815,033
FHLMC, Series 3231, Class FA, VRN, 1.31%, 4/15/17	719,380	719,204
FHLMC, Series 3301, Class FA, VRN, 1.21%, 4/15/17	685,702	681,877
FHLMC, Series 3380, Class FP, VRN, 1.26%, 4/15/17	880,460	878,647
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	32,347	32,358
FHLMC, Series 3508, Class PF, VRN, 1.76%, 4/15/17	602,954	612,323
FHLMC, Series 3587, Class FB, VRN, 1.69%, 4/15/17	820,947	832,538
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	98,885	99,644
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	324,012	324,184
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	1,490,943	1,512,728
FHLMC, Series K039, Class A1, 2.68%, 12/25/23	2,633,713	2,676,787
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	1,354,695	1,368,009
FHLMC, Series K716, Class A1, 2.41%, 8/25/47	1,752,598	1,770,130
FHLMC, Series K718, Class A1 SEQ, 2.375%, 9/25/21	3,011,696	3,038,854
FHLMC, Series K722, Class A1, 2.18%, 5/25/22	1,284,303	1,282,561
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	3,555,286	3,554,011
FHLMC, Series KP03, Class A2 SEQ, 1.78%, 7/25/19	2,000,000	1,988,023
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	111,179	113,262
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	243,444	246,093
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	474,479	480,444
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	156,535	159,361

10

	Principal Amount	Value
FNMA, Series 2003-17, Class FN, VRN, 1.28%, 4/25/17	$116,967	$116,967
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	359,717	366,212
FNMA, Series 2004-28, Class FE, VRN, 1.33%, 4/25/17	3,091,688	3,090,121
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	294,961	303,188
FNMA, Series 2004-52, Class PF, VRN, 1.43%, 4/25/17	256,348	257,349
FNMA, Series 2006-11, Class FA, VRN, 1.28%, 4/25/17	669,453	666,748
FNMA, Series 2006-60, Class KF, VRN, 1.28%, 4/25/17	1,447,771	1,441,778
FNMA, Series 2006-72, Class TE, VRN, 1.28%, 4/25/17	859,112	856,097
FNMA, Series 2008-77, Class EB SEQ, 4.50%, 9/25/23	221,563	228,198
FNMA, Series 2008-9, Class FA, VRN, 1.48%, 4/25/17	2,292,993	2,303,009
FNMA, Series 2009-33, Class FB, VRN, 1.80%, 4/25/17	944,587	961,133
FNMA, Series 2009-87, Class HF, VRN, 1.83%, 4/25/17	371,335	378,455
FNMA, Series 2009-89, Class FD, VRN, 1.58%, 4/25/17	480,730	485,281
FNMA, Series 2010-12, Class AC SEQ, 2.50%, 12/25/18	181,563	182,136
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	80,115	80,816
FNMA, Series 2011-71, Class DJ SEQ, 3.00%, 3/25/25	147,007	147,988
FNMA, Series 2013-M11, Class FA SEQ, VRN, 1.31%, 4/25/17	548,980	549,732
FNMA, Series 2014-M10, Class ASQ1, 1.52%, 9/25/19	377,279	377,432
FNMA, Series 2014-M12, Class ASV1, 1.93%, 10/25/21	1,705,472	1,710,506
FNMA, Series 2015-M12, Class FA, VRN, 1.11%, 4/1/17	3,028,842	3,030,889
FNMA, Series 2015-M13, Class ASQ2, 1.65%, 9/25/19	1,676,462	1,676,925
FNMA, Series 2015-M7, Class ASQ2, 1.55%, 4/25/18	1,150,000	1,149,257
FNMA, Series 2015-M8, Class FA, VRN, 0.94%, 4/1/17	2,921,946	2,923,291
FNMA, Series 2016-11, Class FB, VRN, 1.33%, 4/1/17	1,111,789	1,117,987
FNMA, Series 2016-M13, Class FA, VRN, 1.44%, 4/1/17	1,398,076	1,400,002
FNMA, Series 2016-M2, Class FA, VRN, 1.62%, 4/1/17	1,313,399	1,327,710
GNMA, Series 2010-14, Class QF, VRN, 1.38%, 4/16/17	1,227,888	1,232,560
GNMA, Series 2012-105, Class FE, VRN, 1.28%, 4/20/17	2,197,195	2,191,561
GNMA, Series 2016-68, Class MF, VRN, 1.08%, 4/1/17	1,273,062	1,272,342
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $61,966,437)		61,804,709
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 10.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 10.0%
FHLMC, VRN, 2.03%, 4/15/17	501,632	526,152
FHLMC, VRN, 2.06%, 4/15/17	715,407	727,308
FHLMC, VRN, 2.125%, 4/15/17	12,959	12,982
FHLMC, VRN, 2.31%, 4/15/17	468,775	474,798
FHLMC, VRN, 2.50%, 4/15/17	781,870	805,159
FHLMC, VRN, 2.60%, 4/15/17	554,644	567,449
FHLMC, VRN, 2.61%, 4/15/17	1,217,869	1,250,715
FHLMC, VRN, 2.67%, 4/15/17	8,255	8,281
FHLMC, VRN, 2.68%, 4/15/17	154,873	163,867
FHLMC, VRN, 2.86%, 4/15/17	332,838	352,059
FHLMC, VRN, 2.87%, 4/15/17	649,442	670,239
FHLMC, VRN, 2.87%, 4/15/17	98,963	104,571
FHLMC, VRN, 2.89%, 4/15/17	1,977,835	2,087,398
FHLMC, VRN, 2.97%, 4/15/17	121,530	127,990
FHLMC, VRN, 3.00%, 4/15/17	389,766	412,868

11

	Principal Amount	Value
FHLMC, VRN, 3.01%, 4/15/17	$134,158	$142,315
FHLMC, VRN, 3.13%, 4/15/17	433,175	459,583
FHLMC, VRN, 3.20%, 4/15/17	721,544	741,044
FHLMC, VRN, 3.63%, 4/15/17	22,679	22,802
FHLMC, VRN, 3.74%, 4/15/17	790,039	821,347
FHLMC, VRN, 4.07%, 4/15/17	238,919	247,689
FHLMC, VRN, 4.27%, 4/15/17	73,308	76,060
FNMA, VRN, 2.04%, 4/25/17	880,957	913,700
FNMA, VRN, 2.28%, 4/25/17	4,159	4,224
FNMA, VRN, 2.375%, 4/25/17	358	358
FNMA, VRN, 2.42%, 4/25/17	395,799	401,609
FNMA, VRN, 2.44%, 4/25/17	3,244	3,239
FNMA, VRN, 2.50%, 4/25/17	146	146
FNMA, VRN, 2.58%, 4/25/17	15,091	15,164
FNMA, VRN, 2.61%, 4/25/17	755	762
FNMA, VRN, 2.62%, 4/25/17	672,490	687,021
FNMA, VRN, 2.67%, 4/25/17	1,609,578	1,657,626
FNMA, VRN, 2.75%, 4/25/17	7,834	8,266
FNMA, VRN, 2.75%, 4/25/17	680,697	695,635
FNMA, VRN, 2.76%, 4/25/17	1,424,481	1,459,670
FNMA, VRN, 2.82%, 4/25/17	427,086	444,698
FNMA, VRN, 2.82%, 4/25/17	431,147	449,204
FNMA, VRN, 2.82%, 4/25/17	90,426	93,985
FNMA, VRN, 2.82%, 4/25/17	643,580	670,486
FNMA, VRN, 2.83%, 4/25/17	4,429	4,452
FNMA, VRN, 2.83%, 4/25/17	413,140	431,371
FNMA, VRN, 2.85%, 4/25/17	70,935	72,580
FNMA, VRN, 2.875%, 4/25/17	804	805
FNMA, VRN, 2.875%, 4/25/17	988	1,004
FNMA, VRN, 2.875%, 4/25/17	389,834	405,211
FNMA, VRN, 2.88%, 4/25/17	352,106	367,114
FNMA, VRN, 2.92%, 4/25/17	770,605	802,417
FNMA, VRN, 3.03%, 4/25/17	660,562	683,783
FNMA, VRN, 3.15%, 4/25/17	53,665	56,731
FNMA, VRN, 3.20%, 4/25/17	532,578	563,188
FNMA, VRN, 3.31%, 4/25/17	1,002,534	1,043,806
FNMA, VRN, 3.32%, 4/25/17	77,343	81,258
FNMA, VRN, 3.60%, 4/25/17	217,095	227,063
FNMA, VRN, 4.10%, 4/25/17	1,037	1,037
FNMA, VRN, 4.93%, 4/25/17	117,278	124,358
FNMA, VRN, 6.03%, 4/25/17	832	835
GNMA, VRN, 2.75%, 4/20/17	6,060	6,158
GNMA, VRN, 3.00%, 4/20/17	16,744	16,679
		23,198,319
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, 5.50%, 11/1/17	13,126	13,213
FNMA, 7.00%, 5/1/32	148,963	164,715

12

	Principal Amount/Shares	Value
FNMA, 7.00%, 5/1/32	$104,965	$116,096
FNMA, 7.00%, 6/1/32	19,326	21,324
FNMA, 7.00%, 6/1/32	93,894	105,631
FNMA, 7.00%, 8/1/32	23,010	23,210
GNMA, 9.50%, 11/20/19	1,166	1,171
		445,360
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $23,434,899)		23,643,679
U.S. GOVERNMENT AGENCY SECURITIES — 6.0%
FHLB, 1.00%, 6/21/17	84,000	84,034
FHLB, 1.25%, 1/16/19	3,300,000	3,297,080
FHLMC, 1.50%, 1/17/20	2,000,000	1,997,408
FNMA, 0.875%, 8/2/19	2,700,000	2,665,505
FNMA, 1.00%, 8/28/19	2,700,000	2,671,950
FNMA, 1.00%, 10/24/19	1,800,000	1,778,560
FNMA, 1.50%, 2/28/20	1,600,000	1,597,955
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $14,169,771)		14,092,492
TEMPORARY CASH INVESTMENTS — 5.3%
Federal Home Loan Bank Discount Notes, 0.46%, 4/3/17(3)	12,337,000	12,337,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	52,775	52,775
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,389,466)		12,389,775
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $235,289,327)		235,171,501
OTHER ASSETS AND LIABILITIES — (1.1)%		(2,561,767)
TOTAL NET ASSETS — 100.0%		$232,609,734

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
262	U.S. Treasury 2-Year Notes	June 2017	$56,710,719	$(41,518)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
70	U.S. Treasury 5-Year Notes	June 2017	$8,240,859	$6,795

13

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $145,234.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $235,289,327)	$235,171,501
Receivable for investments sold	291,229
Receivable for capital shares sold	41,531
Receivable for variation margin on futures contracts	8,985
Interest receivable	497,334
236,010,580

Liabilities
Payable for investments purchased	2,600,135
Payable for capital shares redeemed	689,643
Accrued management fees	104,470
Distribution and service fees payable	3,453
Dividends payable	3,145
3,400,846

Net Assets	$232,609,734

Net Assets Consist of:
Capital paid in	$234,825,597
Distributions in excess of net investment income	(3,843)
Accumulated net realized loss	(2,059,471)
Net unrealized depreciation	(152,549)
$232,609,734

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$197,882,064	20,645,523	$9.58
Institutional Class	$22,105,452	2,305,673	$9.59
A Class	$10,848,789	1,131,541	$9.59*
C Class	$725,612	78,093	$9.29
R Class	$1,047,817	109,728	$9.55
*Maximum offering price $9.81 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Interest	$2,912,087

Expenses:
Management fees	1,378,229
Distribution and service fees:
A Class	33,658
C Class	8,937
R Class	4,941
Trustees' fees and expenses	16,270
Other expenses	14,447
1,456,482

Net investment income (loss)	1,455,605

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(103,102)
Futures contract transactions	(21,117)
Swap agreement transactions	28,299
(95,920)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,444,132)
Futures contracts	(30,475)
Swap agreements	(25,129)
(1,499,736)

Net realized and unrealized gain (loss)	(1,595,656)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(140,051)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$1,455,605	$1,138,935
Net realized gain (loss)	(95,920)	409,508
Change in net unrealized appreciation (depreciation)	(1,499,736)	(379,143)
Net increase (decrease) in net assets resulting from operations	(140,051)	1,169,300

Distributions to Shareholders
From net investment income:
Investor Class	(1,490,925)	(1,269,997)
Institutional Class	(289,590)	(266,261)
A Class	(57,575)	(57,157)
R Class	(1,379)	—
Decrease in net assets from distributions	(1,839,469)	(1,593,415)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(53,742,619)	(16,999,476)

Net increase (decrease) in net assets	(55,722,139)	(17,423,591)

Net Assets
Beginning of period	288,331,873	305,755,464
End of period	$232,609,734	$288,331,873

Distributions in excess of net investment income	$(3,843)	$(6,584)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

18

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The

19

fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.54% for the Investor Class, A Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $255,879,123 and $314,575,123, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,547,613	$43,764,309	8,201,587	$79,085,593
Issued in reinvestment of distributions	147,977	1,423,517	125,001	1,205,877
Redeemed	(7,835,578)	(75,385,766)	(9,071,946)	(87,490,522)
	(3,139,988)	(30,197,940)	(745,358)	(7,199,052)
Institutional Class
Sold	556,858	5,356,556	3,354,641	32,303,236
Issued in reinvestment of distributions	30,225	289,590	27,584	266,250
Redeemed	(2,647,688)	(25,466,729)	(3,182,583)	(30,700,709)
	(2,060,605)	(19,820,583)	199,642	1,868,777
A Class
Sold	681,567	6,570,322	839,669	8,105,818
Issued in reinvestment of distributions	5,435	52,290	5,331	51,449
Redeemed	(1,120,178)	(10,787,373)	(2,084,176)	(20,090,822)
	(433,176)	(4,164,761)	(1,239,176)	(11,933,555)
C Class
Sold	13,609	127,156	59,136	555,103
Redeemed	(38,913)	(363,157)	(42,500)	(398,835)
	(25,304)	(236,001)	16,636	156,268
R Class
Sold	126,961	1,218,734	54,610	524,565
Issued in reinvestment of distributions	134	1,284	—	—
Redeemed	(56,900)	(543,352)	(43,383)	(416,479)
	70,195	676,666	11,227	108,086
Net increase (decrease)	(5,588,878)	$(53,742,619)	(1,757,029)	$(16,999,476)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$123,240,846	—
Collateralized Mortgage Obligations	—	61,804,709	—
U.S. Government Agency Mortgage-Backed Securities	—	23,643,679	—
U.S. Government Agency Securities	—	14,092,492	—
Temporary Cash Investments	$52,775	12,337,000	—
	$52,775	$235,118,726	—
Other Financial Instruments
Futures Contracts	$6,795	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$41,518	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 342 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,800,000.

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Value of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$8,985	Payable for variation margin on futures contracts*	—

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$(21,117)	Change in net unrealized appreciation (depreciation) on futures contracts	$(30,475)
Other Contracts	Net realized gain (loss) on swap agreement transactions	28,299	Change in net unrealized appreciation (depreciation) on swap agreements	(25,129)
		$7,182		$(55,604)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$1,839,469	$1,593,415
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$235,326,667
Gross tax appreciation of investments	$465,600
Gross tax depreciation of investments	(620,766)
Net tax appreciation (depreciation) of investments	$(155,166)
Other book-to-tax adjustments	$(14,109)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(1,061,492)
Accumulated long-term capital losses	$(985,096)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

The Institutional Class was renamed to the R5 Class effective April 10, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$9.66	0.05	(0.06)	(0.01)	(0.07)	—	(0.07)	$9.58	(0.14)%	0.55%	0.54%	99%	$197,882
2016	$9.67	0.04	—(3)	0.04	(0.05)	—	(0.05)	$9.66	0.44%	0.55%	0.39%	99%	$229,689
2015	$9.65	0.03	0.04	0.07	(0.05)	—	(0.05)	$9.67	0.71%	0.55%	0.30%	76%	$237,231
2014	$9.71	—(3)	(0.03)	(0.03)	(0.03)	—	(0.03)	$9.65	(0.35)%	0.55%	0.05%	103%	$266,755
2013	$9.76	0.01	0.03	0.04	(0.03)	(0.06)	(0.09)	$9.71	0.33%	0.55%	0.11%	77%	$346,147
Institutional Class
2017	$9.66	0.07	(0.05)	0.02	(0.09)	—	(0.09)	$9.59	0.16%	0.35%	0.74%	99%	$22,105
2016	$9.67	0.06	—(3)	0.06	(0.07)	—	(0.07)	$9.66	0.64%	0.35%	0.59%	99%	$42,177
2015	$9.65	0.05	0.04	0.09	(0.07)	—	(0.07)	$9.67	0.91%	0.35%	0.50%	76%	$40,312
2014	$9.72	0.02	(0.04)	(0.02)	(0.05)	—	(0.05)	$9.65	(0.25)%	0.35%	0.25%	103%	$53,011
2013	$9.76	0.04	0.03	0.07	(0.05)	(0.06)	(0.11)	$9.72	0.64%	0.35%	0.31%	77%	$48,242
A Class
2017	$9.66	0.03	(0.06)	(0.03)	(0.04)	—	(0.04)	$9.59	(0.29)%	0.80%	0.29%	99%	$10,849
2016	$9.67	0.01	0.01	0.02	(0.03)	—	(0.03)	$9.66	0.19%	0.80%	0.14%	99%	$15,114
2015	$9.64	—(3)	0.05	0.05	(0.02)	—	(0.02)	$9.67	0.50%	0.80%	0.05%	76%	$27,121
2014	$9.71	(0.02)	(0.05)	(0.07)	—	—	—	$9.64	(0.72)%	0.80%	(0.20)%	103%	$30,747
2013	$9.76	(0.02)	0.04	0.02	(0.01)	(0.06)	(0.07)	$9.71	0.14%	0.80%	(0.14)%	77%	$38,902

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$9.39	(0.04)	(0.06)	(0.10)	—	—	—	$9.29	(1.06)%	1.55%	(0.46)%	99%	$726
2016	$9.45	(0.06)	—(3)	(0.06)	—	—	—	$9.39	(0.63)%	1.55%	(0.61)%	99%	$971
2015	$9.47	(0.07)	0.05	(0.02)	—	—	—	$9.45	(0.21)%	1.55%	(0.70)%	76%	$820
2014	$9.61	(0.09)	(0.05)	(0.14)	—	—	—	$9.47	(1.46)%	1.55%	(0.95)%	103%	$957
2013	$9.72	(0.09)	0.04	(0.05)	—	(0.06)	(0.06)	$9.61	(0.55)%	1.55%	(0.89)%	77%	$3,322
R Class
2017	$9.62	0.01	(0.07)	(0.06)	(0.01)	—	(0.01)	$9.55	(0.62)%	1.05%	0.04%	99%	$1,048
2016	$9.63	(0.01)	—(3)	(0.01)	—	—	—	$9.62	(0.10)%	1.05%	(0.11)%	99%	$380
2015	$9.60	(0.02)	0.05	0.03	—	—	—	$9.63	0.31%	1.05%	(0.20)%	76%	$272
2014	$9.69	(0.04)	(0.05)	(0.09)	—	—	—	$9.60	(0.93)%	1.05%	(0.45)%	103%	$120
2013	$9.76	(0.03)	0.02	(0.01)	—(3)	(0.06)	(0.06)	$9.69	(0.14)%	1.05%	(0.39)%	77%	$173

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds constituting the American Century Government Income Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2017

27

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Government Income Trust:

	Affirmative	Withhold
Tanya S. Beder	$5,076,785,359	$123,110,513
Jeremy I. Bulow	$5,072,465,600	$127,430,272
Anne Casscells	$5,067,721,405	$132,174,467
Jonathan D. Levin	$5,062,394,276	$137,501,596
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 1705

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $147,115
FY 2017:    $154,386

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $167,395
FY 2017:    $132,646

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2017